Exhibit 99.D5

                                   BEFORE THE

                      LOUISIANA PUBLIC SERVICE COMMISSION

                            LPSC DOCKET NOS. U-21453,
                         U-20925, U-22092 (SUBDOCKET C)



                      SOUTHWESTERN ELECTRIC POWER COMPANY'S

                            BUSINESS SEPARATION PLAN



                              DIRECT TESTIMONY OF

                                 JOHN O. AARON



                                      FOR

                       SOUTHWESTERN ELECTRIC POWER COMPANY



                                 SEPTEMBER 2001







DOCKET NOS. U-21453, U-20925,                                     JOHN O. AARON
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                TESTIMONY INDEX

SUBJECT                                                                    PAGE

     I.  INTRODUCTION........................................................3

    II.  PURPOSE OF TESTIMONY................................................5

   III.  OVERALL BUSINESS SEPARATION ACCOUNTING..............................5

         A.  Books, Records and Asset Transfers..............................6
         B.  Corporate Support Services.....................................11

   IV.   TRANSACTION AND TRANSITION COSTS INCLUDING THE PHYSICAL
         WORKFORCE SEPARATION COSTS.........................................12

    V.   CONCLUSION.........................................................13




DOCKET NOS. U-21453, U-20925,                                     JOHN O. AARON
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY


 1                                   BEFORE THE

 2                      LOUISIANA PUBLIC SERVICE COMMISSION

 3                            LPSC DOCKET NOS. U-21453,
 4                         U-20925, U-22092 (SUBDOCKET C)

 5

 6                      SOUTHWESTERN ELECTRIC POWER COMPANY'S

 7                            BUSINESS SEPARATION PLAN

 8

 9                               DIRECT TESTIMONY OF

10                                  JOHN O. AARON

11

12                                       FOR

13                       SOUTHWESTERN ELECTRIC POWER COMPANY

14

15                                 SEPTEMBER 2001

16

17                                I. INTRODUCTION
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18   Q.   PLEASE STATE YOUR NAME, POSITION AND BUSINESS ADDRESS.

19   A.   My name is John O. Aaron and I am employed as a Regulatory Accounting Consultant

20        by American Electric Power Service Corporation (AEPSC), a subsidiary of American

21        Electric Power Company, Inc. (AEP). My  business address is Williams Tower II, 2

22        W. Second St., Tulsa, Oklahoma, 74103-3102.

DOCKET NOS. U-21453, U-20925,                                     JOHN O. AARON
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY


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 1   Q.   WHAT ARE YOUR PRINCIPAL AREAS OF RESPONSIBILITY?

 2        I am responsible for the preparation and coordination of accounting-related schedules

 3        and other accounting information for regulatory filings made by the four domestic

 4        electric operating companies of the western portion of AEP: Central Power and Light

 5        Company (CPL), Southwestern Electric Power Company (SWEPCO), Public Service

 6        Company of Oklahoma (PSO) and West Texas Utilities Company (WTU).

 7   Q.   PLEASE SUMMARIZE YOUR EDUCATIONAL BACKGROUND AND

 8        PROFESSIONAL BACKGROUND.

 9   A.   I received a Bachelor of Science in Accounting from Louisiana State University in

10        Shreveport in May 1980. I am a Certified Public Accountant (CPA) in the State of

11        Oklahoma and a member of the American Institute of CPAs and the Oklahoma Society

12        of CPAs. Upon graduation from college, I was employed as an Internal Auditor for a

13        multi-state wholesale appliance and electrical supplier in Shreveport, Louisiana. In

14        May 1984, I accepted employment with SWEPCO as an accountant in the Property

15        Accounting Department. From 1985 through 1995, I held various positions in the

16        Accounting, Internal Auditing and Rate Departments, including Supervisor of

17        Regulatory Accounting Support and Supervisor of Wholesale Marketing Support. My

18        responsibilities at SWEPCO included preparing property accounting closing reports

19        and journal entries, conducting financial audits, and providing accounting support for

20        regulatory filings made in SWEPCO's retail jurisdictions and at the Federal Energy

21        Regulatory Commission (FERC). In April 1995, I assumed the position of Regulatory

22        Accounting Consultant at Central and South West Services, Inc. (CSWS) the service

DOCKET NOS. U-21453, U-20925,                                     JOHN O. AARON
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY


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 1        company for the former Central and South West Corporation (CSW). As of January

 2        1, 2001, AEPSC became the successor to CSWS.

 3   Q.   HAVE YOU PREVIOUSLY SPONSORED TESTIMONY BEFORE THIS OR

 4        OTHER COMMISSIONS?

 5   A.   Yes. I have sponsored written testimony on behalf of WTU and CPL before the

 6        Public Utility Commission of Texas but not before the Louisiana Public Service

 7        Commission (LPSC).

 8

 9                                    II. PURPOSE OF TESTIMONY

10   Q.   WHAT IS THE PURPOSE OF YOUR TESTIMONY IN THIS FILING?

11   A.   The purpose of my testimony is to address accounting implications associated with

12        SWEPCO's business separation plan resulting from the restructuring of the electric

13        industry in SWEPCO's Texas service territory.

14   Q.   IS THIS TESTIMONY TRUE AND CORRECT TO THE BEST OF YOUR

15        KNOWLEDGE AND BELIEF?

16   A.   Yes.

17

18                           III. OVERALL BUSINESS SEPARATION ACCOUNTING

19   Q.   BRIEFLY DESCRIBE THE PROPOSED BUSINESS SEPARATION PLAN FOR

20        SWEPCO.

21   A.   As discussed in the direct testimony of Mr. J. Craig Baker, SWEPCO's assets will be

22        split between SWEPCO and the SWEPCO Texas Energy Delivery Company

DOCKET NOS. U-21453, U-20925,                                     JOHN O. AARON
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY


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 1        (SWEPCO Texas EDC). The SWEPCO Texas EDC will be comprised of SWEPCO's

 2        transmission and distribution assets physically located in Texas and any related general

 3        plant. SWEPCO will continue to own all of SWEPCO's other assets, including all

 4        generation assets, the transmission assets and distribution assets physically located in

 5        Arkansas and Louisiana, and any related general plant assets.

 6

 7                             A. BOOKS. RECORDS AND ASSET TRANSFERS

 8   Q.   HOW WILL THE TRANSFERS OF ASSETS AND LIABILITIES BETWEEN THE

 9        LEGAL ENTITIES BE VALUED?

10   A.   The transfers of assets and liabilities to accomplish the structural separation will be

11        valued at net book value. Net book value is defined as original cost less accumulated

12        depreciation. This is in compliance with the rules of the Securities and Exchange

13        Commission (SEC) as they pertain to holding companies registered under the Public

14        Utility Holding Company Act of 1935 (PUHCA), and is consistent with Texas

15        restructuring legislation and rules.

16   Q.   HOW WILL THE ASSET SEPARATIONS OR TRANSFERS BE CONDUCTED?

17   A.   Asset ownership will be detem1ined on the basis of the predominant use of the asset

18        and its physical location. FERC Account 101, Electric Plant in Service, contains most

19        of the assets to be separated. In general, generation assets recorded in FERC plant

20        accounts 310-346 will be functionally separated into generation and will stay on

21        SWEPCO's books.


DOCKET NOS. U-21453, U-20925,                                     JOHN O. AARON
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY


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 1        Transmission assets recorded in FERC plant accounts 350-359 and physically

 2        located in Texas will be transferred to the SWEPCO Texas EDC. Transmission assets

 3        recorded in FERC plant accounts 350-359 and physically located in Arkansas and

 4        Louisiana will stay with SWEPCO. In addition, all generator step-up transformers and

 5        related breaker equipment, regardless of physical location, will be transferred to the

 6        generation function and remain on SWEPCO's books.

 7            Distribution assets recorded in FERC plant accounts 360-373 and physically

 8        located in Texas will be transferred to the SWEPCO Texas EDC. Distribution assets

 9        recorded in FERC plant accounts 360-373 and physically located in Arkansas and

10        Louisiana will stay with SWEPCO. This follows the current treatment of distribution

11        costs that are maintained on a situs basis.

12            General plant assets recorded in FERC plant accounts 389-399 that can be

13        identified to a specific function (e.g., generation, transmission, distribution) will be

14        assigned to that function. The general plant assets that cannot be directly assigned will

15        be allocated based on functional gross plant balances. The SWEPCO Texas EDC

16        amount will be detern1ined based on the ratio of Texas transmission and distribution

17        situs plant balances to total transmission and distribution assets.

18   Q.   HOW WILL SWEPCO IDENTIFY THE ASSETS TO BE TRANSFERRED?

19   A.   For transmission and distribution assets, SWEPCO's books and records specify the

20        state in which the plant in service asset is located. Appropriate personnel are currently

21        reviewing the general plant assets to determine the assignment of the general plant

22        assets to be transferred to the SWEPCO Texas EDC.

DOCKET NOS. U-21453, U-20925,                                     JOHN O. AARON
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY


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 1   Q.   HAS AN ESTIMATE OF THE SEPARATE SWEPCO AND SWEPCO TEXAS

 2        EDC BALANCE SHEETS BEEN MADE?

 3   A.   Yes. Please refer to the July 24,2001 FERC filing in Docket No. ECO1-130-000 for a

 4        balance sheet providing the estimated amounts for SWEPCO and the SWEPCO Texas

 5        EDC at December 31, 2000. This balance sheet provides a reasonable estimate of the

 6        expected assets, liabilities and capitalization for the separate SWEPCO entities. The

 7        actual balances at the time of separation will be different and the methods used to

 8        separate the assets more detailed and precise.

 9   Q.   WHEN WILL THE ASSETS AND LIABILITIES BE TRANSFERRED?

10   A.   The asset and liability transfer will be effective January 1, 2002.

11   Q.   ARE THERE ANY ASSETS WHICH WILL BE TRANSFERRED THAT HAVE A

12        ZERO BOOK VALUE BUT ARE STILL USEFUL?

13   A.   No, for the most part. SWEPCO depreciates assets utilizing "mass asset" accounting.

14        In this type of accounting, assets with similar characteristics are grouped and

15        depreciation is recorded as a group instead of being recorded on an asset-by-asset

16        basis. In mass asset accounting, depreciation rates are adjusted to reflect the average

17        service life of the group as a whole. When an individual asset is no longer useful, that

18        asset is retired and removed from the group. Capitalized computer software is one

19        exception to the mass asset accounting method. For these types of assets, SWEPCO

20        identifies individual computer software systems and amortizes each software system

21        individually. Thus, at December 31, 2001, there is the possibility that a particular

22        system still in use will have a net book value of zero.



DOCKET NOS. U-21453, U-20925,                                     JOHN O. AARON
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY


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
 1   Q.   WILL SEPARATE BOOKS AND RECORDS BE MAINTAINED FOR SWEPCO AND

 2        THE SWEPCO TEXAS EDC?

 3   A.   Yes. Separate books and records will be maintained.

 4   Q.   FOR RATE PROCEEDINGS BEFORE THE LPSC, WHERE WILL THE

 5        FINANCIAL DATA UTILIZED TO DEVELOP TOTAL COSTS FOR SERVICES

 6        PROVIDED TO SWEPCO'S REGULATED LOUISIANA CUSTOMERS RESIDE?

 7   A.   The financial data will reside both on SWEPCO's and the SWEPCO Texas EDC's

 8        books and records. The SWEPCO Texas EDC's books and records will be used to

 9        provide asset and cost data associated with assets that are used to provide electric

10        service to SWEPCO's regulated Louisiana customers. For example, the transmission

11        facilities physically located in Texas are utilized to transmit power from the SWEPCO

12        power plants physically located in Texas to SWEPCO's regulated Louisiana

13        customers. Because the financial data associated with the transmission facilities

14        physically located in Texas resides on SWEPCO Texas EDC's books and records,

15        SWEPCO Texas EDC's books and records must be used to develop total transmission

16        costs for SWEPCO's regulated Louisiana customers. For total SWEPCO

17        transmission cost determination, the appropriate financial data from these two

18        companies will be combined. Ms. Hargus provides an example of this concept as it

19        relates to cost of capital in her testimony.

20   Q.   WILL THE CREATION OF THE SWEPCO TEXAS EDC RESULT IN

21        ADDITIONAL DATA BEING AVAILABLE TO DEVELOP PROPER

22        LOUISIANA RETAIL COSTS?

DOCKET NOS. U-21453, U-20925,                                      JOHN O. AARON
U-22092 (SUBDOCKET C)                                           DIRECT TESTIMONY
                                       9


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 1   A.   Yes, it will. Previously, SWEPCO did not track separately Texas T&D cost data such

 2        as operation and maintenance (O & M) expense. With the creation of the SWEPCO

 3        Texas EDC, more accurate Texas T&D cost data will be available (e.g., Texas specific

 4        distribution O & M and Texas specific transmission and distribution ad valorem taxes).

 5        With this data, a more precise allocation of costs to SWEPCO's Louisiana retail

 6        customers can be made. Because this more precise data was not available for

 7        ratemaking purposes in the past, SWEPCO does not know if Louisiana retail costs will

 8        increase or decrease. No matter which direction the costs go, the Louisiana retail

 9        customer cost allocation will be more accurate. Mr. Chris Potter discusses the proper

10        allocation of the financial data to SWEPCO's Louisiana retail customers.

11   Q.   DOES SWEPCO ANTICIPATE THERE WILL BE ANY MATERIAL EFFECT ON

12        LOUISIANA'S RETAIL CUSTOMERS AS A RESULT OF THE TRANSFER OF

13        ASSETS TO THE SWEPCO TEXAS EDC?

14   A.   No, it does not. The assets to be transferred to the SWEPCO Texas EDC will be

15        accomplished at book value, which is consistent with the methodology used to set

16        rates. Therefore, no material effect is expected from the transfer. To the extent

17        additional more precise information, such as O & M, is available with the creation of

18        the SWEPCO Texas EDC, such information will be used, but is not expected to

19        significantly change Louisiana customers' costs. For information concerning the

20        implications of the cost of capital for these transfers, please see Ms. Hargus'

21        testimony.

22

DOCKET NOS. U-21453, U-20925,                                      JOHN O. AARON
U-22092 (SUBDOCKET C)                                           DIRECT TESTIMONY


 1                          B. Corporate Support Services
                            -----------------------------
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 2     Q.   PLEASE DISCUSS HOW THE CORPORATE SUPPORT SERVICES PROVIDED

 3          BY THE AMERICAN ELECTRIC POWER SERVICE CORPORATION (AEPSC)

 4          WILL BE SHARED AMONG THE BUSINESS UNITS.

 5     A.   AEP will continue to make use of corporate support services provided by AEPSC to

 6          retain the efficiencies of central management that promote cost savings. Such services

 7          will be provided by AEPSC to a larger number of AEP companies.

 8     Q.   HOW WILL COSTS RELATED TO SHARED SERVICES BE ACCOUNTED

 9          FOR?

10     A.   Costs related to services provided by corporate and shared services support will be

11          accounted for utilizing a work order type system as required by the SEC.

12          Expenditures for shared and support services will be accumulated in the work order

13          type system and ultimately billed to the AEP subsidiaries, including AEP's

14          non-regulated companies that benefit from the service. Accounting within each

15          activity or project will be in accordance with the FERC system of accounts. This

16          facilitates a clearer understanding of the specific service provided and simplifies the

17          recording of these charges on the benefiting companies' books.

18     Q.   HOW ARE THESE EXPENDITURES ALLOCATED TO THE BENEFITING

19          COMPANIES?

20     A.   Costs will be directly assigned to a specific company to the maximum extent possible.

21          When costs cannot be directly billed, appropriate SEC approved allocation factors will

22          be used. A volume-driven formula is used in cases where the cost driver is volume-

DOCKET NOS. U-21453, U-20925,                                      JOHN O. AARON
U-22092 (SUBDOCKET C)                                           DIRECT TESTIMONY

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 1        based and the data is available. If a volume-based formula is not available, the most

 2        representative factor will be used based on cost-causative criteria that are indicators of

 3        the amount of activity within the companies that gives rise to the costs that are to be

 4        allocated. Being based on the activity that gives rise to the costs, the factors assure

 5        that costs are allocated on the basis of specific company cost-causative criteria, which

 6        appropriately reflects the service recipients' activity level and use of equipment or

 7        assets.

 8           It is expected that the existing or similar allocation factors will be used to

 9        allocate shared support services after the business separation. Although many of the

10        allocation factors will be the same as those used today, it is possible that additional

11        allocation factors may be required as a result of the business separations. AEPSC will

12        seek approval of any new allocation factors from the SEC.

13

14                       IV. TRANSITION COSTS INCLUDING
15                   THE PHYSICAL WORKFORCE SEPARATION COSTS

16   Q.   WILL SWEPCO INCUR TRANSITION COSTS ASSOCIATED WITH THE

17        RESTRUCTURING OF THE ELECTRIC INDUSTRY IN TEXAS?

18   A.   Yes. SWEPCO will place in service additional assets (such as load profiling system

19        and transmission metering at power plants) and will incur additional O & M related to

20        the restructuring of the electric industry in Texas.

21   Q.   HOW DOES SWEPCO PROPOSE TO HANDLE THESE TRANSITION COSTS

22        WITH REGARD TO SWEPCO'S LOUISIANA RETAIL CUSTOMERS?

DOCKET NOS. U-21453, U-20925,                                      JOHN O. AARON
U-22092 (SUBDOCKET C)                                           DIRECT TESTIMONY

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 1   A.   SWEPCO proposes to identify transition costs in its accounting records and not

 2        charge any of these costs to its Louisiana retail customers unless and until such time

 3        such assets and costs are utilized in the provision of electric service to Louisiana retail

 4        customers. New assets will be identified with a special code that will designate them

 5        as restructuring assets. O & M costs will also be identified with a special code that

 6        will also designate these costs as restructuring costs. The restructuring assets and

 7        O & M data will thus be separated from the jurisdictional allocations so that these

 8        costs will not be charged to Louisiana retail customers. At some time in the future,

 9        should the Louisiana retail customers benefit from these assets, they will be assigned a

10        portion of the costs. Additional information about cost allocation can be found in the

11        direct testimony of Mr. Chris Potter.

12
13                                         V. CONCLUSION
                                           -------------

14   Q.   PLEASE BRIEFLY SUMMARIZE YOUR TESTIMONY.

15   A.   SWEPCO's assets and liabilities required by the Texas restructuring initiative will be

16        transferred between entities at net book value. Separate books and records for the

17        separate legal entities will be maintained. For transmission rate making purposes, the

18        books and records of SWEPCO and the SWEPCO Texas EDC will be utilized to

19        develop total SWEPCO costs. Other costs such as distribution will be charged

20        separately to both entities. Corporate support service costs will be directly assigned to

21        the company benefiting from the service or allocated to the company benefiting from

22        the service on a cost-causative allocation basis. The transition costs associated with

DOCKET NOS. U-21453, U-20925,                                      JOHN O. AARON
U-22092 (SUBDOCKET C)                                           DIRECT TESTIMONY

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 1        the restructuring in Texas will be identified and not charged to SWEPCO's Louisiana

 2        retail customers until such time as those assets or costs are utilized

 3        to provide service to SWEPCO's Louisiana retail customers.

 4   Q.   DOES THIS CONCLUDE YOUR DIRECT TESTIMONY?

 5   A.   Yes, it does.






































DOCKET NOS. U-21453, U-20925,                                      JOHN O. AARON
U-22092 (SUBDOCKET C)                                           DIRECT TESTIMONY

                                   BEFORE THE

                       LOUISIANA PUBLIC SERVICE COMMISSION

                            LPSC DOCKET NOS. U-21453,
                         U-20925, U-22092 (SUBDOCKET C)


                     SOUTHWESTERN ELECTRIC POWER COMPANY'S

                            BUSINESS SEPARATION PLAN



                               DIRECT TESTIMONY OF

                                 J. CRAIG BAKER



                                       FOR

                       SOUTHWESTERN ELECTRIC POWER COMPANY



                                   AUGUST 2001










 DOCKET NOS. U-21453, U-20925,                                    J. CRAIG BAKER
 U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                 TESTIMONY INDEX

     SUBJECT                                                               PAGE
     -------                                                               ----

       I.  INTRODUCTION .......................................................3

      II.  PURPOSE OF FILING AND TESTIMONY ....................................4

     III.  REQUEST FOR APPROVAL OF REQUIRED TRANSFERS AS PART OF
             THE, SEPARATION PLAN .............................................7

      IV.  PROPOSED BUSINESS SEPARATION PLAN ..................................8

       V.  STATUS OF STATE RESTRUCTURING IN SWEPCO'S SERVICE
             TERRITORY .......................................................13

      VI.  FERC RTO ISSUES IN RESTRUCTURING ..................................18

     VII.  SWEPCO BSP EFFECT ON COST STRUCTURE . .............................21

    VIII.  FERC FILINGS CONCERNING SWEPCO'S BSP ..............................24

      IX.  OTHER REGULATORY APPROVALS ........................................31

       X.  CONCLUSION ........................................................32



                                       EXHIBITS
                                       --------

    EXHIBIT JCB- I                     Organizational Charts
    EXHIBIT JCB-2                      AEP WEST Comparison of 4 Company versus 2
                                         Company Agreements





 DOCKET NOS. U-21453, U-20925,                                    J. CRAIG BAKER
 U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY


 1                                 BEFORE THE

 2                     LOUISIANA PUBLIC SERVICE COMMISSION

 3                          LPSC DOCKET NOS. U-21453,

 4                       U-20925, U-22092 (SUBDOCKET C)

 5

 6                    SOUTHWESTERN ELECTRIC POWER COMPANY'S

 7                          BUSINESS SEPARATION PLAN

 8

 9                             DIRECT TESTIMONY OF

10                               J. CRAIG BAKER

11

12                                     FOR

13                     SOUTHWESTERN ELECTRIC POWER COMPANY

14

15                                 AUGUST 2001

16


17                               1. INTRODUCTION
                                 ---------------
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18   Q.   PLEASE STATE YOUR NAME AND POSITION.

19   A.   My name is J. Craig Baker, Senior Vice President-Regulation and Public Policy,

20        American Electric Power Service Corporation (AEPSC), 1 Riverside Plaza,

21        Columbus, Ohio 43215.




 DOCKET NOS. U-21453, U-20925,                                    J. CRAIG BAKER
 U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

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 1   Q.   BRIEFLY DESCRIBE YOUR EDUCATIONAL AND PROFESSIONAL

 2        QUALIFICATIONS AND YOUR BUSINESS EXPERIENCE.

 3   A.   I received a Bachelor's Degree in Business Administration from Walsh College in

 4        1970 and a Masters Degree in Business Administration in Finance from Akron

 5        University in 1980. I joined the American Electric Power (AEP) System in 1968 and

 6        through 1979 held various positions in the Computer Applications Division. I

 7        transferred to the System Operation Division in 1979 and held positions of

 8        Administrative Assistant and Assistant Manager. In 1985, I took the position of Staff

 9        Analyst in the Controller's Department and, in 1987, I became Manager-Power

10        Marketing the System Power Markets Department. In 1991, I became Director,

11        Interconnection Agreements and Marketing. I became Vice President-Power

12        Marketing for AEPSC and Senior Vice President of Energy Marketing for AEP

13        Energy Services, Inc. in November 1996 and August 1997, respectively. On July 1,

14        1998, I became Vice President of Transmission Policy for AEPSC. In June 2000, I

15        became Senior Vice President of Public Policy for AEPSC.

16

17                          II. PURPOSE OF FILING AND TESTIMONY
                            -----------------------------------

18   Q.   WHAT IS THE PURPOSE OF THIS FILING?

19   A.   The purpose of this filing is to comply with the information request of the Louisiana

20        Public Service Commission (LPSC or Commission) in Docket Nos, U-21453,

21        U-20925, and U-22092 (Subdocket C) requiring Southwestern Electric Power

22        Company (SWEPCO or Company) to identify the changes in its corporate structure,


 DOCKET NOS. U-21453, U-20925,                                    J. CRAIG BAKER
 U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY
                                        4
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 1        and their potential impact on Louisiana retail ratepayers, resulting from SWEPCO's

 2        restructuring activities in Texas and anticipated restructuring activities in Arkansas.

 3        The filing requests LPSC approval of the of the transfer by SWEPCO of transmission

 4        and distribution (T&D) and related general plant (GP) assets located in Texas to a

 5        separate Energy Delivery Company (EDC), in order to comply with Texas

 6        restructuring statutes. I believe that approval of the requested transfers consistent

 7        with the SWEPCO Business Separation Plan (BSP) will constitute all LPSC actions

 8        required as a prerequisite to the structural unbundling of SWEPCO as required by the

 9        Public Utility Commission of Texas (PUCT) restructuring initiative.

10   Q.   HAS SWEPCO PREVIOUSLY PRESENTED INFORMATION REGARDING ITS

11        PROPOSED CORPORATE RESTRUCTURING?

12   A.   Yes. On May 25, 2001, SWEPCO made a preliminary filing with the LPSC

13        addressing the SWEPCO BSP. This filing was supplemented on June 29, 2001

14        with drafts of changes to existing AEP agreements and new AEP agreements necessary to

15        implement corporate restructuring. On July 26, 2001, the LPSC was also provided

16        copies of the Application of American Electric Power Service Corporation for

17        Authorization to Transfer Jurisdictional Assets (Docket No. EC0 1 - 130-000) and the

18        Application of American Electric Power Company, Inc. for Approval of Rate

19        Schedules Related to Corporate Restructuring (Docket No. ER01-2668-000) filed

20        before the Federal Energy Regulatory Commission (FERC) on July 24, 2001

21        (collectively, the "FERC filings"). The FERC filings contain the latest versions of

22        the agreements necessary to implement the SWEPCO BSP. On August 6, SWEPCO

 DOCKET NOS. U-21453, U-20925,                                    J. CRAIG BAKER
 U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

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
 1        provided the LPSC "redlined" versions of the agreements comparing the agreements

 2        filed at FERC with those previously filed at the  LPSC. This filing (along with the

 3        related agreements filed at FERC) replaces in their entirety the previous SWEPCO

 4        BSP filings of May 25, 2001 and June 29, 2001.

 5   Q.   WHAT IS THE PURPOSE OF YOUR TESTIMONY IN THIS PROCEEDING?

 6   A.   The purpose of my testimony is to provide an overview of the SWEPCO BSP and

 7        discuss the following matters:

 8        1.  SWEPCO's plan for transferring its Texas T&D and related GP assets
 9            to a new EDC and the associated ratemaking issues;

10        2.  The restructuring requirements thus far adopted in Texas and the
11            impact those requirements will have on SWEPCO's BSP;

12        3.  The status of the proceedings in Texas and Arkansas related to the
13            SWEPCO BSP;

14        4.  A detailed summary of the transactions that are anticipated as a result
15            of the Texas business separation plan and a description of the Restated
16            and Amended AEP-West Operating Agreement (AEP West Operating
17            Agreement), Restated and Amended System Integration Agreement
18            (AEP SIA), Unit Power Sales Agreement between SWEPCO and
19            Power Marketing Affiliate (SWEPCO UPSA), and the Second Unit
20            Power Sales Agreement between Power Marketing Affiliate (PMA)
21            and SWEPCO (Second UPSA); and,

22        5.  The cost implications of SWEPCO's restructuring activities in Texas
23            for SWEPCO and for Louisiana.





 DOCKET NOS. U-21453, U-20925,                                    J. CRAIG BAKER
 U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1                       III. REQUEST FOR APPROVAL OF REQUIRED
                         -------------------------------------

 2                     TRANSFERS AS PART OF THE SEPARATION PLAN
                       ----------------------------------------

 3   Q.   SHOULD THE LPSC APPROVE SWEPCO'S PROPOSED PLAN TO TRANSFER

 4        ITS TRANSMISSION AND DISTRIBUTION ASSETS INTO A SEPARATE

 5        COMPANY?

 6   A.   Yes. SWEPCO's BSP permits SWEPCO to comply with completely divergent state

 7        laws and policies regarding restructuring in Texas, Arkansas, and Louisiana with no

 8        disruption of and no material adverse effect on its ability to provide continuing

 9        bundled retail utility service to Louisiana retail customers. The BSP will permit

10        compliance with the applicable statutes in each state with regulatory authority over

11        SWEPCO, thereby avoiding lengthy litigation which would result if state laws

12        required conflicting actions. The BSP, as structured, will not materially affect the

13        cost structure or rates of the SWEPCO Louisiana retail customers. By only

14        separating the Texas T&D and related GP assets of SWEPCO, the physical assets that

15        are utilized to serve Louisiana customers will be essentially unchanged. SWEPCO

16        remains committed to achieving the reliability and service quality standards which are

17        in effect in Louisiana with the same assets that are in place today. The BSP is in the

18        public interest of Louisiana customers, since it provides a path for resolution of

19        jurisdictional conflicts with a minimum of future litigation.



 DOCKET NOS. U-21453, U-20925,                                    J. CRAIG BAKER
 U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1                    IV. PROPOSED BUSINESS SEPARATION PLAN
                      -------------------------------------

 2   Q.   PLEASE DESCRIBE THE PROPOSED SWEPCO BSP.

 3   A.   In accordance with the legislative requirements discussed previously, the SWEPCO

 4        T&D and related GP assets that are physically located in Texas will be transferred to

 5        a separate wholly-owned subsidiary of AEP, the SWEPCO TEXAS EDC. In

 6        addition, the SWEPCO generation assets and employees currently utilized to provide

 7        generation services will remain the assets and employees of SWEPCO. The provision

 8        of generation services and wholesale electricity sales currently supplied by SWEPCO

 9        will be under the direction, management, and control of a separate wholly-owned

10        subsidiary of AEP, the Regulated Holdco, with the coordination, planning, operation

11        and maintenance responsibilities of its power supply resources delegated to AEPSC

12        pursuant to the AEP West Operating Agreement, continuing the practice currently in

13        effect. The T&D assets physically located in Arkansas and Louisiana and employees

14        currently utilized to provide service in Arkansas and Louisiana will remain assets and

15        employees of SWEPCO. However, SWEPCO and the SWEPCO TEXAS EDC

16        intend to turn over operational control of their FERC jurisdictional transmission

17        facilities to a regional transmission organization (RTO). AEP has also established a

18        retail energy provider (Mutual Energy SWEPCO, LP or "SWEPCO REP") under the

19        Texas REP Holdco discussed below that will provide retail electric services in Texas

20        as required by the restructuring rules of that state.

21        The proposed SWEPCO BSP is being carried out as part of AEP's overall corporate

22        restructuring to respond to the movement toward further competition in the



 DOCKET NOS. U-21453, U-20925,                                    J. CRAIG BAKER
 U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        electric power industry and to comply with the restructuring statutes in Texas and

 2        Ohio.

 3   Q.   PLEASE DISCUSS THE OVERALL AEF RESTRUCTURING.

 4   A.   EXHIBIT JCB-1 provides the planned and current corporate structures for SWEPCO

 5        and AEP resulting from the restructuring activities in Texas as described in the July

 6        24 FERC filing. To accomplish its overall corporate restructuring (including

 7        SWEPCO's BSP) AEP has established or will establish several intermediate holding

 8        companies that will be used to reorganize its businesses in the following manner.

 9             AEP will hold all of the common stock of three relevant first-tier subsidiaries:

10        (1) Regulated Holdco, which will be the holding company for AEP's regulated

11        businesses, including vertically integrated electric utilities in states the continue to

12        regulate electric utilities in the traditional manner (including SWEPCO) and

13        transmission and distribution (energy delivery) companies that result from the

14        corporate separation of Central Power and Light Company (CPL), West Texas

15        Utilities Company (WTU), SWEPCO, Ohio Power Company (OPCo) and Columbus

16        Southern Power Company (CSP); (2) AEP Texas REP Holdco, a first-tier AEP

17        subsidiary that will be the holding company for AEP's competitive retail energy

18        marketing businesses in Texas; and (3) AEP Enterprises, Inc., which, among other things,

19        will be the holding company for AEP's unregulated or lightly regulated

20        foreign and domestic power generation and marketing businesses, including the

21        power generation companies that will result from the corporate separation of CPL,

22        WTU, OPCo, and CSP to comply with Texas and Ohio electric utility restructuring


DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        laws. AEP Enterprises has established or will establish a second-tier holding

 2        company, AEP Wholesale Holding Company, Inc. (Wholesale Holdco), that will

 3        control the common stock of a third-tier holding company, AEP Domestic Generation

 4        Holding Company, Inc. (Domestic Genco), that will hold the common stock of the

 5        power generating companies that result from the corporate separation of CPL, WTU,

 6        OPCo and CSP. AEP Texas REP Holdco, Inc., AEP Enterprises, Inc., AEP

 7        Wholesale Holdco, Inc., AEP Domestic Generation Holding Company, Inc. and the

 8        other corporate names used for affiliates of the existing AEP operating companies are

 9        all placeholder names, which are being used for descriptive convenience pending

10        implementation of AEP's business reorganization plans.

11   Q.   PLEASE DISCUSS THE FORMATION OF THE SWEPCO TEXAS EDC.

12   A.   To comply with the Texas electric restructuring statute (Senate Bill 7), by January 1,

13        2002, SWEPCO will transfer title to its T&D and related GP assets, including

14        interconnection agreements with neighboring utility systems, located in Texas and

15        related business operations to a newly formed wholly owned subsidiary, SWEPCO

16        TEXAS EDC, in exchange for 100% of the capital stock of such subsidiary and then

17        contribute or dividend the shares of SWEPCO TEXAS EDC to SWEPCO's parent,

18        Regulated Holdco. Regulated Holdco will continue to hold all of the common stock

19        of SWEPCO. SWEPCO will retain title to its T&D assets located in Louisiana and

20        Arkansas and all of its generating plants.

21   Q.   WHY WILL SWEPCO CONTINUE TO RETAIN TITLE TO ITS GENERATING

22        ASSETS?

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1   A.   SWEPCO will continue to retain title to its generating assets because it provides

 2        bundled retail electric service in Louisiana, which to date has not adopted a retail

 3        Competition policy or legislation, and in Arkansas, where SWEPCO is not obliged

 4        to separate ownership of its generating assets from its transmission and distribution

 5        assets. SWEPCO also will retain its existing wholesale electric sales contracts, but

 6        will sell to AEP's PMA proportionate rights to capacity in each SWEPCO generating

 7        unit and certain capacity purchase agreements equal to the ratio of the sum of the

 8        demands of the SWEPCO-Texas retail native load and the SWEPCO wholesale

 9        contract native load at the time of the four Year 2000 coincident monthly summer

10        (June through September) SWEPCO peak demands to the sum of the same four

11        coincident peak demands of the total SWEPCO native load. As discussed later in this

12        testimony, such capacity and associated energy will be made available to PMA under

13        the SWEPCO UPSA. To enable SWEPCO to continue to supply its wholesale

14        requirements customers, PMA will sell back to SWEPCO under the Second UPSA

15        the capacity and associated energy needed for that purpose.

16   Q.   PLEASE DISCUSS THE NEW SWEPCO REP ORGANIZATION,

17   A.   As discussed earlier, AEP established the SWEPCO REP as a subsidiary with the

18        primary purpose of providing retail electric service to end-use customers in Texas, including

19        the procurement of generation services and competitive customer services

20        components. SWEPCO may also assign to the affiliated SWEPCO REP the

21        responsibility to provide the standard service package offering in Arkansas once retail

22        competition begins in that state. The SWEPCO REP will acquire wholesale energy supply and necessary transmission and distribution services to meet the needs of the

DOCKET NOS. U-21453, U -20925,                                    J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        remaining Texas retail customers. The SWEPCO REP anticipates acquiring energy

 2        supplies from one or more of the following: its affiliate power generation company,

 3        non-affiliate power generation companies, and power marketers.

 4   Q.   PLEASE DISCUSS THE TRANSFERS OF SWEPCO ASSETS AND LIABILITIES

 5        ANTICIPATED UNDER THE SWEPCO BSP.

 6   A.   The only change in ownership of existing SWEPCO assets pertains to T&D assets

 7        located in Texas and related general plant assets. The transfers of assets and

 8        liabilities related to the transmission and distribution utility located in Texas will be

 9        valued at net book value. Further, to functionally separate all of SWEPCO's assets

10        into generation, transmission, distribution, and customer services functions, assets

11        will be valued at net book value. Net book value is defined as original cost less

12        accumulated depreciation. This treatment complies with the rules of the Securities

13        and Exchange Commission (SEC) for holding companies registered under the Public

14        Utility Holding Company Act of 1935, such as AEP. Mr. John Aaron will be filing

15        testimony in this proceeding and will discuss the transfer of assets in more detail in

16        that testimony.

17   Q.   WILL THERE BE A MATERIAL EFFECT ON LOUISIANA'S RETAIL

18        RATEPAYERS AS A RESULT OF THESE TRANSFERS?

19   A.   No. As will be discussed in more detail by Ms. Wendy Hargus (who will also be

20        filing testimony in this proceeding), the SWEPCO Texas assets that are transferred to

21        the SWEPCO TEXAS EDC will be financed by the SWEPCO TEXAS EDC or

22        Regulated Holdco and will not be subject to any existing SWEPCO indentures or

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        other form of lien or pledge. Because the transfer of the SWEPCO Texas assets can

 2        be accomplished without violating the terms of SWEPCO's indentures or the terms of

 3        other securities contracts, SWEPCO's capital costs are not expected to change

 4        significantly.

 5

 6                               V. STATUS OF STATE RESTRUCTURING
 7                                 IN SWEPCO'S SERVICE TERRITORY

 8   Q.   WHAT IS THE STATE OF RETAIL COMPETITION POLICY IN LOUISIANA,

 9        ARKANSAS, AND TEXAS?

10   A.   The LPSC is currently evaluating the merits of a transition to retail competition. No

11        final decision has been reached regarding whether a transition to competition is

12        appropriate; therefore, SWEPCO remains obligated to provide bundled utility service,

13        at tariffed rates, to retail customers in Louisiana.

14             In Arkansas, legislation has been passed which requires SWEPCO to provide

15        retail customer choice no sooner than October 1, 2003, and no later than October 1,

16        2005. The statute requires SWEPCO to functionally separate its generation and

17        energy delivery functions, but does not require any structural separation of assets.

18        The requirements of this legislation could be met with organizational changes, and no

19        structural changes.

20             In Texas, the restructuring statute (Senate Bill 7 or SB7) requires SWEPCO to

21        offer retail customer choice on January 1, 2002 to Texas retail customers. The statute

22        also contains language that requires SWEPCO to undertake some form of structural

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        separation of assets. As discussed later in this testimony, on August 3, 2001, the

 2        PUCT Staff petitioned the PUCT to determine whether market institutions and

 3        participants are ready for retail competition to begin within SWEPCO's Texas

 4        jurisdiction, which is located in the Southwest Power Pool (SPP).

 5             Because these policy directions are all different, considerable time and effort

 6        was required to develop SWEPCO's BSP. Discussions with the affected state

 7        regulatory commissions proved extremely valuable in developing a plan that best

 8        meets the needs of each state,

 9   Q.   HAS THE SWEPCO BSP BEEN APPROVED BY EITHER Of THE

10        REGULATORY AGENCIES IN TEXAS AND ARKANSAS?

11   A.   Yes. The proposed Texas business separation plan was subject to a settlement

12        agreement between AEP and the various intervenors in that case. The settlement was

13        approved by the PUCT on July 7, 2000. In Arkansas, SWEPCO filed a business

14        separation plan pursuant to the Arkansas Public Service Commission (APSC)

15        Affiliate Rules. That plan (APSC Docket No. 00-249-U) is pending before the APSC

16        at this time.

17   Q.   PLEASE DISCUSS THE ARKANSAS RESTRUCTURING REQUIREMENTS

18        THAT IMPACT SWEPCO.

19   A.   The State of Arkansas originally ordered retail customer choice to be implemented on

20        January 1, 2002. However, that date has been delayed at least until October 1, 2003,

21        with the possibility of further delays until October 1, 2005, based on APSC

22        determinations as to market readiness and quantifiable benefits to customers.

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        Arkansas restructuring statutes require utilities to functionally separate the energy

 2        delivery and generation businesses, but do not require separation of the energy

 3        delivery, generation, and retail businesses into separate companies. In Arkansas, Ark.

 4        Code Ann. ss. 23-19-205 (b) and (c) require that:

 5        (b)  Each electric utility shall functionally unbundle its business

 6             activities from one another as follows:

 7             (1)  Generation facilities, operations, services, and rates;

 8             (2)  Transmission facilities, operations, services, and rates;

 9                  and

10             (3)  Distribution and customer services facilities, operations,

11                  services, and rates.

12        (c)  An electric utility shall accomplish this functional separation

13             through creation of separate divisions or departments,

14             nonaffiliated companies, separate affiliated companies owned

15             by a common holding company, or through a sale of assets to a

16             third party.

17        In addition, APSC Affiliate Rule 3.01.A. provides that "[a]t a minimum, each electric

18        utility shall functionally unbundle its business activities as required by Ark. Code

19        Ann. ss. ss. 23-19-205 (b) and (c)."

20   Q.   WHICH PROVISION OF THE TEXAS RESTRUCTURING STATUTE

21        REQUIRES SOME CHANGE IN THE STRUCTURE OF SWEPCO?

22   A.   SB7 requires that any company that owns generation in the state may not own

23        transmission and distribution plant located in the state. Specifically, Section

24        39.051 (b) of the Texas Public Utility Regulatory Act (PURA) states:

25        (b)  "Not later than January 1, 2002, each electric utility shall separate its business

26             activities from one another into the following units:

27             (1)  a power generation company;

28             (2)  a retail electric provider; and

29             (3)  a transmission and distribution utility."

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

14   Q.   DO LOUISIANA RETAIL CUSTOMERS RECEIVE SERVICE FROM SWEPCO

15        GENERATORS THAT ARE LOCATED IN TEXAS?

16   A.   Yes. SWEPCO Louisiana customers receive service from SWEPCO generation

17        assets that are located in Louisiana, Arkansas, and Texas. The generation assets are

18        dispatched in a least-cost manner, along with resources from affiliated companies and

19        the outside market, in order to achieve lowest reasonable cost for customers.

20   Q.   DOES SWEPCO's PLAN MEET THE STRUCTURAL SEPARATION

21        REQUIREMENTS OF THE TEXAS STATUTE WITH MINIMAL STRUCTURAL

22        CHANGE TO THE ASSETS UTILIZED TO SERVE LOUISIANA CUSTOMERS?

23   A.   Yes. Since only the Texas T&D and related GP assets of SWEPCO are to be

24        separated, the SWEPCO assigned capacity under the UPSA will come from the same

25        SWEPCO generation asset mix and will be available to meet the needs of Louisiana

26        customers. As discussed later in this testimony, the SWEPCO UPSA assigns rights to

27        the capacity in SWEPCO's generating units between SWEPCO's regulated operations

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        and PMA unregulated operations. However, SWEPCO will continue to own, operate,

 2        and maintain its power plants and its assigned capacity will continue to be dispatched

 3        by AEPSC, which has performed this function since the merger of Central and South

 4        West Corporation (CSW) with AEP. Further, although ownership of SWEPCO's

 5        Texas transmission assets will change, use of those assets for Louisiana jurisdictional

 6        customers will not change.

 7             Currently, SWEPCO takes transmission service under the AEP Open Access

 8        Transmission Tariff (AEP OATT) under a pricing zone which includes all AEP

 9        transmission assets in the SPP and Electric Reliability Council of Texas (ERCOT).

10        Due to the changes required by Texas legislation and their effects on the AEP West

11        Operating Agreement, AEP anticipates filing changes to die AEP OATT that provide

12        for separate pricing zones for the SPP and ERCOT regions to be effective on January

13        1, 2002. Even though the SWEPCO transmission assets currently being utilized to

14        provide transmission service will not be changed, it is anticipated that SWEPCO's

15        future transmission costs will reflect the average cost of the AEP SPP transmission

16        system rather than the average costs of the AEP SPP and ERCOT transmission

17        systems. Louisiana customers will still be served by the same mix of SWEPCO

18        generation, transmission, and distribution assets that are utilized today. Most

19        importantly, the rate commitments currently in effect for SWEPCO limit the ability of

20        SWEPCO to request non-fuel rate changes for a significant period of time.

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1                              VI. FERC RTO ISSUES IN RESTRUCTURING

 2   Q.   PLEASE DISCUSS THE FERC'S REJECTION OF THE SPP RTO.

 3   A.   On April 27, 2001, as supplemented on May 29, 2001, SWEPCO, WTU (for its

 4        Northern Region, which is located in the SPP), and Public Service Company of

 5        Oklahoma (PSO) (collectively, the AEP SPP Operating Companies) filed an

 6        application with FERC to transfer operational control of their transmission facilities

 7        located in the SPP to the SPP RTO. By order issued July 12, 2001 (Docket Nos.

 8        RT01-34-000, et al.), FERC rejected the application as premature because it found

 9        that the proposed SPP RTO did not meet the scope and configuration requirements of

10        Order No. 2000. The AEP SPP Operating Companies are currently participating in

11        the mediation (involving several entities for the purpose of forming a RTO in the

12        southeastern United States) being conducted under FERC auspices, and support the

13        participation of the SPP transmission owners in a large RTO that will meet the scope

14        requirements of Order No. 2000.

15   Q.   HOW DOES THE FERC'S REJECTION Of THE SPP RTO AFFECT SWEPCO'S

16        PATH TO COMPETITION IN TEXAS?

17   A.   On August 3, 2001, the PUCT Staff petitioned the PUCT to determine whether

18        market institutions and participants are ready for retail competition to begin within

19        SWEPCO's Texas jurisdiction, which is located in the SPP. There are two sets of

20        contingencies related to retail restructuring under the Texas PURA.

21             First, if the PUCT has not certified the "power region" in which SWEPCO is

22        located as a "qualifying power region" (QPR) at the time that retail customer choice

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        begins, the SWEPCO REP will have a continuing Obligation to serve certain large

 2        customers (1 MW or more) at rates that are no higher than the rates that, on a bundled

 3        basis, were in effect on January 1, 1999, subject to certain adjustments provided for in

 4        Section 39.202(m) of PURA. At this time, the PUCT has not yet certified

 5        SWEPCO's power region as a "qualifying power region" under the Texas statute.

 6             Second, if the PUCT determines that a power region is unable to offer fair

 7        competition and reliable service to all retail customer classes on January 1, 2002, the

 8        PUCT is to delay customer choice for the power region, in which case SWEPCO

 9        would continue to have a public utility obligation to serve Texas retail customers at

10        cost-based rates. The PUCT Staff's August 3 petition also requests the PUCT to

11        suspend further activity on SWEPCO's required capacity auction until the PUCT

12        issues a final order in that proceeding. The Staff requests that the PUCT issue that

13        final order before November 1, 2001.

14   Q.   WILL THIS DETERMINATION AFFECT SWEPCO's PROPOSED BUSINESS

15        SEPARATION?

16   A.   No, it should not. On August 23, the PUCT voted not to delay SWEPCO's required

17        capacity auction in Texas at this time. Further, the PUCT directed its staff to develop

18        a list of required milestones necessary to achieve retail competition by January 1,

19        2002. The PUCT also stated that the absolute last resort should be a decision to delay

20        competition. As such, the LPSC's approval of the required T&D transfers should

21        proceed.

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1   Q.   DOES THE REJECTION Of THE SPP RTO AFFECT THE STATUS OF THE

 2        SWEPCO BSP FILING IN ARKANSAS?

 3   A.   No. On August 8, 2000, SWEPCO filed its business separation plan in Arkansas to

 4        accomplish the required functional unbundling in APSC Docket No. 00-249-U. At

 5        the present time, there have been no interventions and no APSC action. However, in

 6        Arkansas Docket No. 00-010-U, the Show Cause Order relating to SWEPCO's

 7        request to transfer operational control of certain SWEPCO transmission facilities to

 8        the SPP RTO, due to FERC's rejection of the SPP RTO and the mandated mediation,

 9        the APSC has suspended all activities in the docket, until such time as the direction of

10        a southeastern RTO is more clear.

11             Ark. Code Ann. ss. 23-19-107(a) requires the APSC to periodically report to the

12        Arkansas General Assembly on the progress of the development of competition in

13        electric markets and the impact, if any, of competition and industry restructuring on

14        retail customers in Arkansas. The APSC is to make the second such report before

15        January 15, 2002. The APSC, through Docket No. 00-190-U, will gather information

16        from electric utilities and the APSC General Staff to be used in its report to the

17        General Assembly. The issues pertaining to the FERC's SPP RTO order and its

18        effect on Arkansas' market readiness will be addressed in this docket. Initial filings

19        in this docket are due September 4, 2001.

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1                           VII. SWEPCO BSP EFFECT ON COST STRUCTURE

 2   Q.   WHAT RATE COMMITMENTS HAS SWEPCO MADE THAT WILL PROTECT

 3        LOUISIANA CUSTOMERS?

 4   A.   In the settlement related to the AEP-CSW merger, SWEPCO agreed to not seek an

 5        increase in non-fuel rates prior to January 1, 2005, subject to certain force majeure

 6        conditions and riders for the impact of purchased power costs. These restrictions will

 7        significantly impact the ability of SWEPCO to request recovery of any additional cost

 8        increases, and will provide customers a predictable path for SWEPCO future rates.

 9   Q.   WILL THE COST STRUCTURE OF SWEPCO LOUISIANA CUSTOMERS

10        CHANGE MATERIALLY AS A RESULT OF THE TEXAS T&D SEPARATION?

11   A.   No. The cost structure for SWEPCO Louisiana retail customers is not expected to

12        change materially. In addition, SWEPCO witnesses Ms. Wendy Hargus, Mr. Chris

13        Potter and Mr. John Aaron will file testimony discussing the changes in more detail.

14   Q.   WHAT CHANGES ARE EXPECTED IN THE COST STRUCTURE OF THE

15        PRODUCTION FUNCTION?

16   A.   The changes in the costs of SWEPCO's production function should not be material,

17        because SWEPCO will continue to own the same production assets that it owns

18        today. The output of SWEPCO's generating capacity that is currently used to serve

19        existing wholesale and Texas retail customers will be sold to PMA pursuant to the

20        UPSA and sold back in part to SWEPCO under the SECOND UPSA. As will be

21        discussed by Mr. Potter in his testimony, the sale of the generation on this basis is

22        essentially equivalent to the jurisdictional allocation (4 Coincident Peak method) used

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        in SWEPCO's last Louisiana retail rate case to allocate production costs among

 2        SWEPCO's jurisdictions. Therefore, there should not be a material change in

 3        production costs allocated to the Louisiana jurisdiction as a result of the UPSA.

 4             As shown in the FERC filing, the changes related to the AEP West Operating

 5        Agreement and the AEP SIA result in cost impacts that are DE MINIMIS for

 6        SWEPCO's native load customers. An except from Attachment 12 from the July 24,

 7        2001 FERC filing in Docket No. ER01-2668-000, which provides a comparison of

 8        the AEP West Operating Companies moving from the existing four-company to a

 9        two-company operating agreement, is included as EXHIBIT JCB-2. It should be

10        noted that the UPSA, SECOND UPSA, AEP SIA and AEP West Operating

11        Agreement replace the versions that were filed on June 29, 2001 with the LPSC.

12   Q.   WHAT CHANGES ARE EXPECTED IN THE COST STRUCTURE OF THE

13        TRANSMISSION FUNCTION AS A RESULT OF THE TRANSFER OF THE

14        TEXAS TRANSMISSION ASSETS?

15   A.   The changes in the costs of transmission service to SWEPCO Louisiana customers

16        should not be material, since they will be served from the same SWEPCO

17        transmission assets that serve those customers today. The Louisiana retail customers

18        will be charged rates based upon taking transmission service under a tariff that

19        reflects all transmission assets currently owned by SWEPCO, as well as the

20        transmission assets owned by other AEP subsidiaries in the SPP. The transmission

21        asset base of AEP in SPP will not change due to the transfer of SWEPCO's Texas

22        assets,

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1             After the transfer of Texas T&D assets from SWEPCO to the SWEPCO

 2        TEXAS EDC, the SPP transmission system will still be operated as an integrated

 3        system. In other words, even though the SWEPCO TEXAS EDC will own the

 4        transmission assets physically located in Texas, SWEPCO will still require use of the

 5        entire SPP transmission system (including those Texas assets) to serve customers in

 6        Louisiana.

 7   Q.   WHAT CHANGES ARE EXPECTED IN THE COST STRUCTURE OF THE

 8        DISTRIBUTION FUNCTION?

 9   A.   The changes in the costs of distribution service to SWEPCO Louisiana customers

10        should not be material, because the Louisiana distribution assets will continue to be

11        owned by SWEPCO, and will continue to be assigned to Louisiana customers. There

12        may be some minor allocation factor differences for O&M and common costs, which

13        will be addressed in the testimony of Mr. Potter. However, these differences are not

14        expected to produce any material cost changes.

15   Q.   WHAT COST CHANGES ARE EXPECTED IN THE COST LEVELS FOR

16        ADMINISTRATIVE AND GENERAL MANAGEMENT EXPENSE?

17   A.   The changes in the costs of administrative and general management expense for

18        SWEPCO Louisiana customers should not be material. SWEPCO is already managed

19        as part of a multi-state holding company system. The addition of more companies to

20        the eleven utilities already utilized for assignment of administrative costs should not

21        cause any material additional costs to be incurred. Mr. Aaron will address these

22        issues in more detail.

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1   Q.   WHAT COST CHANCES ARE EXPECTED IN THE COST OF CAPITAL FOR

 2        SWEPCO?

 3   A.   No material changes are expected to the capital costs of SWEPCO, because

 4        SWEPCO's debt to be retired as a result of the removal of Texas T&D and related

 5        GP assets is a relatively small part of SWEPCO's total outstanding debt. The capital

 6        structure policy of SWEPCO is not expected to change materially as a result of the

 7        separation of the Texas transmission and distribution assets. The effects of separation

 8        on the cost of debt will be discussed in the testimony of Ms. Hargus.

 9   Q.   IN SUMMARY, DOES THIS PLAN CREATE ANY MATERIAL CHANGES IN

10        THE COST STRUCTURE OR ASSET MIX OF SWEPCO?

11   A.   No. After separation of the Texas transmission and distribution assets, SWEPCO

12        Louisiana customers will still receive utility service from the same workforce using

13        the same physical assets and capital structure policy. Because the plan minimizes the

14        structural changes required to comply with Texas law, it produces a minimum of

15        possible cost changes for SWEPCO. Since compliance with Texas statutes will

16        minimize the potential for further litigation for SWEPCO, the plan is in the public

17        interest, and should be approved.

18

19                          VIII. FERC FILINGS CONCERNING SWEPCO'S BSP

20   Q.   PLEASE GENERALLY DESCRIBE AEP'S RECENT FERC FILINGS.

21   A.   On July 24, 2001, AEP filed its Application of American Electric Power Service

22        Corporation for Authorization to Transfer Jurisdictional Assets (Docket: No. EC01-

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        130-000) and Application of American Electric Power Company, Inc. for Approval of

 2        Rate Schedules Related to Corporate Restucturing (Docket No. ER01-2668-000) at

 3        the FERC. The applications request the approval of asset transfers and rate schedule

 4        changes related to AEP's corporate restructuring that are required for AEP to comply

 5        with the restructuring laws of Ohio and Texas and to foster the development of

 6        competitive electric markets consistent with such state laws. In addition to

 7        authorization to transfer SWEPCO's Texas T&D assets to the SWEPCO TEXAS

 8        EDC, AEP seeks approval of the following agreements related to the SWEPCO BSP

 9        AEP West Operating Agreement, AEP SIA, UPSA and the SECOND UPSA.

10   Q.   PLEASE DESCRIBE THE CHANGES TO THE AEP WEST OPERATING

11        AGREEMENT.

12   A.   The primary change in the Restated and Amended Operating Agreement for the AEP

13        West Operating Companies is the withdrawal of those companies that are undergoing

14        restructuring and corporate separation of their generation functions - WTU, CPL, and

15        the portion of SWEPCO's generation attributable to its Texas retail load. The Texas

16        companies will no longer have native load obligations. If they were to continue to

17        participate in the arrangement, the other participants would have first call on all of

18        their generation, defeating the purposes of deregulation in Texas and imposing

19        excessive burdens on Texas consumers. To The extent that the most economic

20        deregulated generation is burdened with obligations under the Operating Agreement,

21        the intent of the Texas restructuring legislation may be frustrated. Finally, the call on

22        Texas generation under the existing Operating Agreement would impede and distort

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        the efforts of the deregulated companies to recover stranded costs, as permitted by the

 2        Texas restructuring legislation.

 3             The Restated and Amended Operating Agreement makes several other

 4        substantive changes going forward. First, the provisions for joint planning of future

 5        generation capacity and provisions for capacity sharing among the participating

 6        companies are being modified so that the planning function recognizes and takes

 7        account of possible restructuring in any of the three remaining jurisdictions

 8        (Louisiana, Oklahoma and Arkansas). Oklahoma, served by PSO, has enacted

 9        legislation to plan for deregulation but has so far not implemented any plan.

10        Arkansas has enacted deregulation but has deferred the effective date. Louisiana

11        continues to consider a transition to competition plan that would permit retail access

12        for certain large customers as soon as January 1, 2003. Planning of future capacity

13        additions must take account of the likelihood that deregulation will proceed - or

14        not - on a state-by-state basis, and not system-wide.

15             Second, energy purchases from other members continue to be priced at the

16        midpoint between the seller's incremental cost and the purchaser's decremental cost.

17        These provisions, which are in the existing AEP West Operating Agreement,

18        correctly reflect the economic costs of the options available to a member, while

19        permitting the use of the most economic energy by the member companies.

20             Third, the hourly net margins for off-system energy sales will continue to be

21        shared in proportion to each member's generation for sales, but that generation will

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        now include economy sales. Economy purchases from other members will continue

 2        to be subtracted from the allocation, with the result not less than zero.

 3             AEP's cost studies show that PSO and SWEPCO can effectively operate a

 4        "two-company system," incorporating the changes described above as well as the

 5        changes in the SIA described below, without material adverse economic impact on

 6        their native load customers. The overall effects on SWEPCO for years 2002-2004 are

 7        DE MINIMIS. An except from Attachment 12 from the July 24, 2001 FERC filing in

 8        Docket No. ER01-2668-000, which provides a comparison of the AEP West

 9        Operating Companies moving from the existing four-company to a two-company

10        operating agreement, is included as EXHIBIT JCB-2. There are small cost reductions

11        for PSO; SWEPCO shows a small cost increase in the initial years, moving to a small

12        decrease by 2004.

13   Q.   PLEASE DESCRIBE THE CHANGES TO THE AEP SIA.

14   A.   The primary change in the Restated and Amended AEP SIA is the withdrawal of the

15        deregulated companies - OPCo, CSP, CPL, and WTU. For the same reasons

16        discussed previously, it no longer is appropriate in the inter-zone arrangements for the

17        deregulated companies to integrate and coordinate their power supply resources with

18        the regulated Operating Companies. The deregulated generation companies and the

19        remaining Operating Companies have disparate goals; having them continue to

20        coordinate and integrate their power supplies would cause inappropriate cost-shifting

21        and impede competition.

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1             The other principal change in the Restated and Amended AEP SIA is that non-

 2        physical trading and marketing will not be part of the coordinated activities of the

 3        parties. The AEP SIA, however, will continue to provide for centralization of off-

 4        system purchases and off-system sales. This is consistent with AEP's overall

 5        objective of charging the regulated merchant organization with minimizing the cost of

 6        power through off-system sales and purchases.

 7             In addition, the Restated and Amended AEP SIA provides that off-system

 8        sales margins will be shared in proportion to owned generating capacity in the two

 9        zones. This change will eliminate the historic threshold for the sharing of benefits

10        between the West and East Zones. In light of the departure of the Ohio and Texas

11        Operating Companies from the AEP SIA (as well as from their respective system

12        agreements), elimination of the previous threshold provides a better mechanism for

13        the sharing of benefits between the AEP East and West Zones.

14   Q.   PLEASE DESCRIBE THE SWEPCO UPSA.

15   A.   In order to comply with the Texas requirement to separate the generation function

16        from transmission and distribution functions, SWEPCO proposes to enter into a

17        SWEPCO UPSA with PMA and AEPSC. Effective January 1, 2002, SWEPCO will

18        separate its existing generation capacity into SWEPCO-assigned capacity

19        (representing that portion of SWEPCO's generation attributable to the continued

20        regulated requirements of Louisiana and Arkansas retail customers) and PMA-

21        assigned capacity (representing that portion of SWEPCO's generation attributable to

22        its current Texas retail native load and its wholesale requirements load). Under Texas

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        law, the former capacity must be operated in the wholesale market on a deregulated

 2        basis and may not be sold directly to Texas retail customers. The assignment of

 3        capacity to PMA will be based on the ratio of the sum of the demands of the

 4        SWEPCO-Texas retail native load and the SWEPCO wholesale contract native load

 5        at the time of the four Year 2000 coincident monthly summer (June through

 6        September) SWEPCO peak demands to the sum of the same four coincident peak

 7        demands of the total SWEPCO native load.

 8             This approach proportionally assigns rights to the capacity in SWEPCO's

 9        generating units between SWEPCO's deregulated and regulated operations and

10        thereby facilitates the onset of competition in Texas and at the same time reasonably

11        maintains the status quo for the states that have not enacted restructuring statutes.

12        SWEPCO will continue to own, operate, and maintain its power plants and its

13        assigned capacity will continue to be dispatched by AEPSC, which has performed this

14        function since the merger of CSW with AEP.

15   Q.   PLEASE DESCRIBE THE SECOND UPSA.

16   A.   The SECOND UPSA (among PMA, SWEPCO, and AEPSC) provides SWEPCO

17        with access to a proportionate share of the assigned capacity received by PMA under

18        the SWEPCO UPSA so that SWEPCO can continue supplying its existing wholesale

19        contract customers for the remaining terms of their respective contracts. The

20        proportion of PMA's assigned capacity to be assigned to SWEPCO under the

21        SECOND UPSA will be based on the ratio of the sum of the four coincident peak

22        demands of native load for each wholesale contract to the sum of the same four

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        coincident peaks demands of the total SWEPCO native load. Because SWEPCO's

 2        wholesale contracts expire or may terminate at different times, the proportion of

 3        PMA's assigned capacity that is assigned to SWEPCO under the SECOND UPSA

 4        will change as each wholesale contract expires or is terminated. A portion of the

 5        monthly costs that SWEPCO charges to PMA will be netted out based on the share of

 6        capacity that is assigned to SWEPCO during that month and the energy dispatched

 7        from SWEPCO out of the capacity assigned under the SECOND UPSA.

 8   Q.   PREVIOUSLY, YOU ADDRESSED TWO SETS OF REGULATORY

 9        CONTINGENCIES RELATED TO RETAIL RESTRUCTURING IN SWEPCO'S

10        TEXAS SERVICE TERRITORY. DO THE UPSAS ADDRESS THOSE

11        CONTINGENCIES?

12   A.   Yes. To address the contingencies discussed previously, the SECOND UPSA

13        provides that PMA will assign back to SWEPCO a proportionate share of the

14        assigned capacity it receives under the SWEPCO UPSA so that SWEPCO can furnish

15        part of the resources needed for the SWEPCO REP to fulfill the obligations imposed

16        under Section 39.202(m) of PURA, or if the PUCT delays retail customer choice in

17        SWEPCO's territory, that PMA will assign back to SWEPCO a proportionate share of

18        the assigned capacity it receives under the SWEPCO UPSA so that SWEPCO can

19        continue to furnish regulated electric service. As in the case of the wholesale

20        contracts, to the extent that the statutory obligations are reduced or eliminated, the

21        assignment back from PMA to SWEPCO will decrease by a corresponding

22        percentage.


DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1                                IX. OTHER REGULATORY APPROVALS

 2   Q.   IS THIS FILING THE ONLY FILING BEFORE ANY REGULATORY

 3        AUTHORITY WHICH WOULD BE REQUIRED TO IMPLEMENT THE SWEPCO

 4        BSP?

 5   A.   No. Implementation of the SWEPCO BSP requires a number of regulatory filings

 6        before several other jurisdictions which have the authority to approve or disapprove

 7        the necessary structural changes and/or transfers of assets.

 8             At the SEC, an application for approval to create the new entities, retire

 9        securities and issue new refinancing securities, transfer assets into the new entities,

10        and for certain affiliate transactions has been filed. The SEC has jurisdiction over

11        these transactions pursuant to the Public Utility Holding Company Act of 1935.

12             As discussed previously, applications were filed at FERC on July 24, 2001 for

13        approval of (1) the transfer of the T&D facilities to the energy delivery subsidiaries,

14        (2) transfer of generation assets to newly created legal entities owned by the Domestic

15        Genco, (4) UPSA and Second UPSA, and (5) modifications to the AEP West

16        Operating Agreement and AEP SIA to recognize the changing relationships between

17        deregulated generation business units and regulated generation divisions of utilities.

18             Approvals of the following will also be filed at the FERC: (1) revised open

19        access transmission tariff reflecting the new energy delivery subsidiaries and the

20        anticipated zonal pricing for the SPP and ERCOT transmission systems, (2) network

21        transmission agreements and network operating agreements for the Domestic Genco

22        and/or its generation subsidiaries to take transmission service from the transmission

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        subsidiaries, (3) service agreements between the SWEPCO REP and the energy

 2        delivery and/or generation subsidiaries, (4) interconnection agreements between the

 3        generation entities and the energy delivery subsidiaries, and (5) modifications to the

 4        CSW Transmission Coordination Agreement and AEP System Transmission

 5        Integration Agreement to delegate to the energy delivery company the responsibility

 6        and authority to act as the transmission provider as agent for and on behalf of the

 7        transmission subsidiaries.

 8

 9                                         X. CONCLUSION

10   Q.   WILL THE PROPOSED SWEPCO BSP ADVERSELY AFFECT THE CURRENT

11        PROVISION OF BUNDLED SERVICE FOR THE RETAIL RATEPAYERS OF

12        LOUISIANA?

13   A.   No. Because SWEPCO's current operations in Louisiana will remain substantially

14        unchanged, retail ratepayers in Louisiana will continue to enjoy the same level of

15        service and low rates that SWEPCO has provided in the past.

16   Q.   PLEASE SUMMARIZE THE RELIEF REQUESTED BY THE COMPANY IN

17        THIS FILING.

18   A.   SWEPCO is requesting the Commission to approve the proposed asset transfers

19        necessary to fulfill the requirements of the industry restructuring in Texas as

20        described in the SWEPCO BSP. Because the SWEPCO Texas transmission assets are

21        utilized to provide utility service to Louisiana retail customers and are partially

DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        included in their rate base, approval from the LPSC will be required before the

 2        requested assets can be transferred out of SWEPCO.

 3   Q.   PLEASE SUMMARIZE YOUR TESTIMONY.

 4   A.   The SWEPCO BSP separates the wires, generation, and retail businesses in order to

 5        achieve compliance with the restructuring activities in Texas. It is anticipated that the

 6        Louisiana retail rates will not be materially affected by the restructuring activities in

 7        Texas. In addition, operations in Louisiana will not be affected by the restructuring

 8        activities in Texas.

 9   Q.   DOES THIS CONCLUDE YOUR DIRECT TESTIMONY?

10   A.   Yes, it does.



DOCKET NOS. U-21453, U -20925,                                   J. CRAIG BAKER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                       SOUTHWESTERN ELECTRIC POWER COMPANY         Exhibit WGH-1
                            WEIGHTED COST OF CAPITAL                 Page 1 of 5
                               December 31, 2000

                              BEFORE ASSET TRANSFER


---------------------------------------------------------------------------------------------------------------------------------
                         (A)           (B)              (C)                   (D)               (E)                  (F)
       --------------------------------------------------------------------------------------------------------------------------
                                                                          Percent of          Cost of             Weighted
                                       Page           Amount                 Total            Capital              Average
 Line                Description    Reference        Per Books          Capitalization         Rate            Cost of Capital
---------------------------------------------------------------------------------------------------------------------------------

  1    Long-Term Debt              WGH-1, p. 4         $722,437,699                51.54%             7.93%                4.09%
  2    Preferred Stock             WGH-1, p. 2           $2,697,319                 0.19%            12.83%                0.02%
  3    Common Stock Equity              na             $676,655,920                48.27%            11.10%                5.36%
                                                --------------------  --------------------                   --------------------
  4                                                  $1,401,790,938               100.00%                                  9.47%
                                                ====================  ====================                   ====================

---------------------------------------------------------------------------------------------------------------------------------

                       SOUTHWESTERN ELECTRIC POWER COMPANY         Exhibit WGH-1
                        WEIGHTED COST OF PREFERRED STOCK             Page 2 of 5
                                December 31, 2000

--------------------------------------------------------------------------------
    (A)          (B)        (C)         (D)             (E)            (F)
--------------------------------------------------------------------------------

                                     Mandatory                       Premium
   Series                Dividend    Redemption      Par Value          or
                Date       Rate        (Y/N)        at Issuance     (Discount)
--------------------------------------------------------------------------------
NOT SUBJECT TO MANDATORY REDEMPTION


   5.00%     2/12/40         5.00%       N             $7,500,000
   4.65%     6/19/49         4.65%       N             $2,500,000          8,250
   4.28%     6/9/55          4.28%       N             $6,000,000         24,300

                                                  ----------------
                                   Sub-Totals         $16,000,000

SUBJECT TO MANDATORY REDEMPTION
   6.95%     4/1/87          6.95%     4/1/18         $40,000,000             $0
                                                  ----------------
                                   Sub-Totals         $40,000,000
--------------------------------------------------------------------------------
                                   TOTAL              $56,000,000
--------------------------------------------------------------------------------
LOSS ON REDEEMED STOCK
A. Annual Requirement = Preferred Stock Balance x Weighted Cost of
   Preferred Stock






B. Adjusted Annual Requirement = Annual Requirement + Amortization of Loss on Redeemed Stock
  (S. Kerry monthly amortization schedule less gain on reacquired preferred stock (monthly a/c 1860.1213-.1220))

C. Adjusted Preferred Stock Balance = Preferred Stock Balance - Unamortized Loss on Redeemed Stock





D. Adjusted Cost of Preferred Stock = Adjusted Annual Requirement / Adjusted Preferred Stock Balance







--------------------------------------------------------------------------------
NOTES
* Redeemed subsequent to the end of the test-year.  See Adjustment 1.















--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
       (G)            (H)            (I)             (J)          (S, p.2)         (K)             (L)            (M)
----------------------------------------------------------------------------------------------------------------------------
     Under-           Gain                           Net         Book Value       Issue
     Writing       (Loss) on         Net          Proceeds       Including         as %                         Weighted
    Fees and        Redeemed       Proceeds         as %         Scheduled        Total          Cost of        Average
  Issuance Exp.      Stock       at Issuance       of Par       Redemptions     Book Value        Money           Cost
----------------------------------------------------------------------------------------------------------------------------



                                     7,500,000         100.00%     $3,771,500         80.17%          5.000%         4.008%
                                     2,508,250         100.33%       $191,330          4.07%          4.635%         0.188%
                                     6,024,300         100.41%       $741,591         15.76%          4.263%         0.672%

                                                               ---------------
                                              Sub-Totals           $4,704,421


        $342,315             $0     39,657,685          99.14%             $0          0.00%          7.018%         0.000%
                                                               ---------------
                                              Sub-Totals                   $0
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL               $4,704,421        100.00%                         4.869%
----------------------------------------------------------------------------------------------------------------------------



                                    Preferred Stock Balance        $4,704,421
                               x Weighted Cost of Preferred             4.87%
                                                               ---------------
                                       = Annual Requirement          $229,055


                                         Annual Requirement          $229,055
            + Amortization of Loss/(Gain) on Redeemed Stock          $117,132
                                                               ---------------
                              = Adjusted Annual Requirement          $346,187

                                    Preferred Stock Balance        $4,704,421
                - Unamortized Loss/(Gain) on Redeemed Stock        $2,007,102
                                                               ---------------
                         = Adjusted Preferred Stock Balance        $2,697,319

                                Adjusted Annual Requirement          $346,187
                         / Adjusted Preferred Stock Balance        $2,697,319
                                                               ---------------
                              = Adjusted Cost of Preferred            12.830%
                                                               ---------------
--------------------------------------------------------------------------------
 Note 1.  Previously redeemed preferred.
 Series 6.95%    Amortization schedule provided by S.Kerry            $84,227
 Series 8.16%    "              "              "                     $685,376
 Series 8.84%    "              "              "                     $501,551
 Series 9.72%    "              "              "                   $1,593,507
 Series 4.28%    Gain on reacq'd Pref St - a/c1860.1214           ($1,189,073)
 Series 4.65%    Gain on reacq'd Pref St - a/c1860.1216             ($433,769)
 Series 5.00%    Gain on reacq'd Pref St - a/c 1860.1218            ($625,402)
 Series6.95%     Gain(loss) on reacq'd Pref St - a/c 1860.1220     $1,390,685

                                                               ---------------
                                                                   $2,007,102


--------------------------------------------------------------------------------

                                                                   Exhibit WGH-1
                                                                     Page 3 of 5

--------------------------------------------------------------------------------------------------------------------------
      (A,p.1)            (N)            (O)              (P)             (Q)              (R)                 (S)
--------------------------------------------------------------------------------------------------------------------------
                                     Par Value                                                            Book Value
                                     Excluding       Unamortized     Unamortized      Unamortized          Including
                      Par Value      Scheduled       Premium or        Issuance      Gain (Loss) on        Scheduled
      Series         Outstanding    Redemptions      (Discount)        Expense       Redeemed Stock       Redemptions
--------------------------------------------------------------------------------------------------------------------------
NOT SUBJECT TO MANDATORY REDEMPTION


       5.00%            $3,771,500     $3,771,500                                                              $3,771,500
       4.65%              $190,700       $190,700               630                                              $191,330
       4.28%              $738,600       $738,600            $2,991             $0                 $0            $741,591

                    ------------------------------                                                    --------------------
Sub-Totals              $4,700,800     $4,700,800                                                              $4,704,421

SUBJECT TO MANDATORY REDEMPTION
       6.95%                    $0             $0                               $0                                     $0
                    ------------------------------
Sub-Totals                      $0             $0                                                                      $0
--------------------------------------------------------------------------------------------------------------------------
TOTAL                   $4,700,800     $4,700,800             BALANCE OF PREFERRED STOCK                       $4,704,421
--------------------------------------------------------------------------------------------------------------------------
NOTES


(O) Scheduled redemptions to be excluded reflect those amounts to be redeemed prior to the anticipated effective date for the rates being requested.



(P), (Q), and (R) Consistent with the Federal Energy Regulatory Commission's Uniform System of Accounts
    Order 390, SWEPCO records its preferred stock issuances net of any issuance expenses, premiums, or discounts.  Gains or losses on preferred stock redemptions are not amortized.  The entire gain or loss is immediately recognized as an adjustment to retained earnings.
    For rate making purposes these are recovered through amortization in rates.
(Q) Unamortized balance of underwriter fees should also be provided here.
(S) = (N) + (P) - (Q) + (R)


--------------------------------------------------------------------------------------------------------------------------

                       SOUTHWESTERN ELECTRIC POWER COMPANY         Exhibit WGH-1
                              WEIGHTED COST OF DEBT                  Page 4 of 5
                               December 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
  (A)        (B)         (C)      (D)       (E)        (F)         (G)        (H)       (I)       (J)           (K)      (T, p.2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Under-     Gain
                                                                            Writing    (Loss)                   Net     Book Value
                                          Sinking   Principal    Premium    Fees and  on Reac-    Net        Proceeds    Including
 Series   Issuance    Maturity  Interest   Fund      Amount         or      Issuance   quired   Proceeds       as %      Scheduled
            Date        Date      Rate     (Y/N)   at Issuance  (Discount)    Exp.      Debt  at Issuance     of Par    Maturities
------------------------------------------------------------------------------------------------------------------------------------
FIRST MORTGAGE BONDS
   A     11/1/76     11/1/06     6.200%     N         7,100,000   (118,925)   177,704     0     6,803,371      95.82%     5,738,896
   B     11/1/76     11/1/06     6.200%     N         1,000,000    (16,750)    25,028     0       958,222      95.82%       991,827
   V     6/1/92      6/1/04      7.750%     N        40,000,000   (270,000)   152,214     0    39,577,786      98.94%    39,874,716
   W     9/1/92      9/1/99      6.125%     N        40,000,000   (474,800)    34,619     0    39,490,581      98.73%             0
   X     9/1/92      9/1/07      7.000%     N        90,000,000 (1,688,400)    77,893     0    88,233,707      98.04%    89,177,023
   Y     2/1/93      2/1/03      6.625%     N        55,000,000   (573,650)   493,115     0    53,933,235      98.06%    54,863,939
   Z     7/1/93      7/1/23      7.250%     N        45,000,000   (506,702)   498,787     0    43,994,511      97.77%    44,245,042
   AA    10/1/93     4/1/00      5.250%     N        45,000,000   (110,250)   308,273     0    44,581,477      99.07%             0
   BB    10/1/93     10/1/25     6.875%     N        80,000,000   (565,600)   748,041     0    78,686,359      98.36%    78,907,196
                                                   ------------                                                       --------------
                                        Sub-Totals  403,100,000                                           Sub-Totals    313,798,639

TRUST PREFERRED SECURITIES
 7.875%  4/30/97     4/30/37     7.875%     N       110,000,000             3,768,900     0   106,231,100      96.57%   106,576,385

SENIOR UNSECURED FLOATING RATE NOTES
         3/1/00      3/1/02      6.970%     N       150,000,000          0    640,237     0   149,359,763      99.57%   149,577,392

POLLUTION CONTROL BONDS
 1978A   1/1/78      1/1/08      6.000%              16,200,000   (194,400)   314,650     0    15,690,950      96.86%    13,414,233
 1991A   5/3/91      8/1/11      8.200%              17,125,000          0    417,265     0    16,707,735      97.56%    16,906,907
 1991B   7/17/91     11/1/04     6.900%              12,290,000          0    363,824     0    11,926,176      97.04%    12,159,381
  1992   11/24/92    1/1/19      7.600%              53,500,000          0  1,014,193     0    52,485,807      98.10%    52,797,903
  1996   7/11/96     4/1/18      6.100%              81,700,000   (408,500) 1,945,305     0    79,346,195      97.12%    79,833,189
                                                   ------------                                                       --------------
                                        Sub-Totals  180,815,000                                           Sub-Totals    175,111,613
-----------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL      $693,915,000                                           TOTAL        $745,064,029
------------------------------------------------------------------------------------------------------------------------------------
LOSS ON REACQUIRED DEBT NOT ASSOCIATED WITH A SPECIFIC REFUNDING ISSUE
A.  Annual Requirement = Debt Balance x Weighted Cost of Debt                                            Debt Balance  $745,064,029
                                                                                              x Weighted Cost of Debt          7.30%
                                                                                                                      -------------
                                                                                                   Annual Requirement   $54,389,674

B. Adjusted Annual Requirement = Annual Requirement (see Adjustment 2A) + Amortization of Loss on Reacquired Debt
                                                                                                   Annual Requirement   $54,389,674
                                ((a/c 189;257;1810.7307;2260.7307)X12)      + Amortization of Loss on Reacquired Debt     2,900,340
                                                                                                                      -------------
                                                                                        = Adjusted Annual Requirement   $57,290,014
C. Adjusted Balance = Debt Balance - Unamortized Loss on Reacquired Debt
                                                                                                         Debt Balance  $745,064,029
                                      (a/c 189;257;1810.7307;2260.7307)         - Unamortized Loss on Reacquired Debt    22,626,330
                                                                                                                      -------------
                                                                                              = Adjusted Debt Balance  $722,437,699

D. Adjusted Cost of Debt = Adjusted Annual Requirement
  (see Adjustment 2B) / Adjusted Debt Balance (see Adjustment 2C)
                                                                                        = Adjusted Annual Requirement   $57,290,014
                                                                                              / Adjusted Debt Balance  $722,437,699
                                                                                                                      -------------
                                                                                              = Adjusted Cost of Debt         7.930%
                                                                                                                      -------------

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------
  (L)        (M)       (N)
-----------------------------


Issue as %           Weighted
of Total   Cost of   Average
Book Value   Debt      Cost
-----------------------------

  0.770%   6.519%     0.050%
  0.133%   6.519%     0.010%
  5.352%   7.888%     0.420%
  0.000%   6.353%     0.000%
 11.969%   7.216%     0.860%
  7.364%   6.897%     0.510%
  5.938%   7.437%     0.440%
  0.000%   5.422%     0.000%
 10.591%   7.004%     0.740%





 14.304%   8.167%     1.170%


 20.076%   7.203%     1.450%


  1.800%   6.233%     0.110%
  2.269%   8.451%     0.190%
  1.632%   7.249%     0.120%
  7.086%   7.770%     0.550%
 10.715%   6.345%     0.680%



-----------------------------
100.000%              7.300%
-----------------------------

                      SOUTHWESTERN ELECTRIC POWER COMPANY          Exhibit WGH-1
                             WEIGHTED COST OF DEBT                   Page 5 of 5
                                December 31, 2000

-------------------------------------------------------------------------------------------------------
                 (O)            (P)           (Q)           (R)             (S)             (T)
-------------------------------------------------------------------------------------------------------

                             Principal        226           181           189/257        Book Value
              Principal      Excluding    Unamortized   Unamortized     Unamortized      Including
               Amount        Scheduled     Premium or     Fees and     Gain (Loss) on    Scheduled
   Series    Outstanding     Maturities    (Discount)     Expenses    Reacquired Debt    Maturities
-------------------------------------------------------------------------------------------------------
 FIRST MORTGAGE BONDS
    A          5,795,000      5,650,000       (22,422)       33,682          0            5,738,896
    B          1,000,000      1,000,000        (3,300)        4,873          0              991,827
    V         40,000,000     40,000,000             0       125,284          0           39,874,716
    W                  0              0             0             0          0                    0
    X         90,000,000     90,000,000      (453,403)      369,574          0           89,177,023
    Y         55,000,000     55,000,000       (21,894)      114,167          0           54,863,939
    Z         45,000,000     45,000,000      (379,980)      374,978          0           44,245,042
   AA                  0              0                           0          0                    0
   BB         80,000,000     80,000,000      (437,449)      655,355          0           78,907,196
                                                    0
            ------------   -------------  -----------    ----------       ----         -------------
Sub-Totals  $316,795,000   $316,650,000   ($1,318,448)   $1,677,913         $0         $313,798,639


 7.875%      110,000,000    110,000,000                   3,423,615                     106,576,385


             150,000,000    150,000,000                     422,608                     149,577,392

POLLUTION CONTROL REVENUE BONDS
  1978A       13,520,000     13,070,000       (40,417)       65,350          0           13,414,233
  1991A       17,125,000     17,125,000             0       218,093          0           16,906,907
  1991B       12,290,000     12,290,000             0       130,619          0           12,159,381
  1992        53,500,000     53,500,000             0       702,097          0           52,797,903
  1996        81,700,000     81,700,000      (323,982)    1,542,829          0           79,833,189
            ------------   -------------  -----------    ----------       ----         -------------
Sub-Totals  $178,135,000   $177,685,000     ($364,399)   $2,658,988         $0         $175,111,613

------------------------------------------------------------------------------------------------------
TOTALS      $754,930,000   $754,335,000   ($1,682,847)   $8,183,124         $0         $745,064,029
------------------------------------------------------------------------------------------------------

                       SOUTHWESTERN ELECTRIC POWER COMPANY         Exhibit WGH-2
                            WEIGHTED COST OF CAPITAL                 Page 1 of 3
                               December 31, 2000

                              AFTER ASSET TRANSFER


--------------------------------------------------------------------------------
                   (A)            (B)              (C)             (D)
       -------------------------------------------------------------------------
                                                                Estimated
                                  Page           Amount           Asset
 Line          Description     Reference        Per Books        Transfer
--------------------------------------------------------------------------------

  1    Long-Term Debt         WGH-2, p. 2        $722,437,699    ($150,000,000)
  2    Preferred Stock        WGH-1, p. 2          $2,697,319               $0
  3    Common Stock Equity         na            $676,655,920    ($180,000,000)
                                            ------------------
  4                                            $1,401,790,938
                                            ==================

  5    Short-Term Debt                                           ($127,590,000)
                                                              -----------------
  6                                                              ($457,590,000)
                                                              =================
--------------------------------------------------------------------------------


------------------------------------------------------------------------
      (E)                 (F)               (G)              (H)
------------------------------------------------------------------------
                      Percent of          Cost of         Weighted
   Adjusted              Total            Capital          Average
    Amount          Capitalization          Rate       Cost of Capital
------------------------------------------------------------------------

    $572,860,307                53.43%          8.13%             4.34%
      $2,697,319                 0.25%         12.83%             0.03%
    $496,655,920                46.32%         11.10%             5.14%
---------------------------------------               ------------------
  $1,072,213,546               100.00%                            9.52%
=======================================               ==================





------------------------------------------------------------------------

    (1) The retirement of $150M of Senior Unsecured Floating Rate Note results in a $149.6M reduction to Long-Term Debt due to unamortized discount and issuance expense balances.

                      SOUTHWESTERN ELECTRIC POWER COMPANY         Exhibit WGH-2
                             WEIGHTED COST OF DEBT                  Page 2 of 3
                               December 31, 2000

--------------------------------------------------------------------------------------------------
  (A)        (B)         (C)       (D)        (E)           (F)           (G)           (H)
--------------------------------------------------------------------------------------------------
                                                                                       Under-
                                            Sinking      Principal      Premium       Writing
 Series   Issuance    Maturity   Interest    Fund         Amount           or         Fees and
            Date        Date       Rate      (Y/N)      at Issuance    (Discount)  Issuance Exp.
--------------------------------------------------------------------------------------------------
FIRST MORTGAGE BONDS
   A     11/1/76     11/1/06       6.200%      N            7,100,000     (118,925)       177,704
   B     11/1/76     11/1/06       6.200%      N            1,000,000      (16,750)        25,028
   V     6/1/92      6/1/04        7.750%      N           40,000,000     (270,000)       152,214
   W     9/1/92      9/1/99        6.125%      N           40,000,000     (474,800)        34,619
   X     9/1/92      9/1/07        7.000%      N           90,000,000   (1,688,400)        77,893
   Y     2/1/93      2/1/03        6.625%      N           55,000,000     (573,650)       493,115
   Z     7/1/93      7/1/23        7.250%      N           45,000,000     (506,702)       498,787
   AA    10/1/93     4/1/00        5.250%      N           45,000,000     (110,250)       308,273
   BB    10/1/93     10/1/25       6.875%      N           80,000,000     (565,600)       748,041
                                                      ----------------
                                          Sub-Totals      403,100,000

TRUST PREFERRED SECURITIES
 7.875%  4/30/97     4/30/37       7.875%      N          110,000,000                   3,768,900

SENIOR UNSECURED FLOATING RATE NOTES
         3/1/00      Retired       6.970%      N

POLLUTION CONTROL BONDS
 1978A   1/1/78      1/1/08        6.000%                  16,200,000     (194,400)       314,650
 1991A   5/3/91      8/1/11        8.200%                  17,125,000            0        417,265
 1991B   7/17/91     11/1/04       6.900%                  12,290,000            0        363,824
  1992   11/24/92    1/1/19        7.600%                  53,500,000            0      1,014,193
  1996   7/11/96     4/1/18        6.100%                  81,700,000     (408,500)     1,945,305
                                                      ----------------
                                          Sub-Totals      180,815,000

--------------------------------------------------------------------------------------------------
                                          TOTAL          $693,915,000
--------------------------------------------------------------------------------------------------
LOSS ON REACQUIRED DEBT NOT ASSOCIATED WITH A SPECIFIC REFUNDING ISSUE
A.  Annual Requirement = Debt Balance x Weighted Cost of Debt







B. Adjusted Annual Requirement = Annual Requirement (see Adjustment 2A) + Amortization of
   Loss on Reacquired Debt

                                          ((a/c 189;257;1810.7307;2260.7307)X12)



C. Adjusted Balance = Debt Balance - Unamortized Loss on Reacquired Debt

                                                      (a/c 189;257;1810.7307;2260.7307)




D. Adjusted Cost of Debt = Adjusted Annual Requirement (see Adjustment 2B) / Adjusted Debt
   Balance (see Adjustment 2C)








--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
    (I)           (J)           (K)        (T, p.2)         (L)        (M)       (N)
-----------------------------------------------------------------------------------------
    Gain                                  Book Value
 (Loss) on        Net           Net        Including     Issue as %            Weighted
 Reacquired     Proceeds     Proceeds      Scheduled      of Total   Cost of   Average
    Debt      at Issuance   as % of Par   Maturities     Book Value    Debt      Cost
-----------------------------------------------------------------------------------------

           0      6,803,371      95.82%       5,738,896       0.964%   6.519%     0.060%
           0        958,222      95.82%         991,827       0.167%   6.519%     0.010%
           0     39,577,786      98.94%      39,874,716       6.696%   7.888%     0.530%
           0     39,490,581      98.73%               0       0.000%   6.353%     0.000%
           0     88,233,707      98.04%      89,177,023      14.975%   7.216%     1.080%
           0     53,933,235      98.06%      54,863,939       9.213%   6.897%     0.640%
           0     43,994,511      97.77%      44,245,042       7.430%   7.437%     0.550%
           0     44,581,477      99.07%               0       0.000%   5.422%     0.000%
           0     78,686,359      98.36%      78,907,196      13.251%   7.004%     0.930%

                                        ----------------
                            Sub-Totals      313,798,639


           0    106,231,100      96.57%     106,576,385      17.897%   8.167%     1.460%





           0     15,690,950      96.86%      13,414,233       2.253%   6.233%     0.140%
           0     16,707,735      97.56%      16,906,907       2.839%   8.451%     0.240%
           0     11,926,176      97.04%      12,159,381       2.042%   7.249%     0.150%
           0     52,485,807      98.10%      52,797,903       8.866%   7.770%     0.690%
           0     79,346,195      97.12%      79,833,189      13.406%   6.345%     0.850%
                                        ----------------
                            Sub-Totals      175,111,613
-----------------------------------------------------------------------------------------
                            TOTAL          $595,486,637     100.000%              7.330%
-----------------------------------------------------------------------------------------

                           Debt Balance    $595,486,637
                x Weighted Cost of Debt           7.33%
                                        ----------------
                     Annual Requirement     $43,649,170





                     Annual Requirement     $43,649,170
+ Amortization of Loss on Required Debt       2,900,340
                                        ----------------
          = Adjusted Annual Requirement     $46,549,510

                           Debt Balance    $595,486,637
  - Unamortized Loss on Reacquired Debt      22,626,330
                                        ----------------
                = Adjusted Debt Balance    $572,860,307



          = Adjusted Annual Requirement     $46,549,510
                / Adjusted Debt Balance    $572,860,307
                                        ----------------
                = Adjusted Cost of Debt          8.130%
                                        ----------------

-----------------------------------------------------------------------------------------

                                                                   Exhibit WGH-2
                                                                     Page 3 of 3

------------------------------------------------------------------------------
                   (O)                     (P)                 (Q)
------------------------------------------------------------------------------
                                                               226
                Principal               Principal          Unamortized
                 Amount            Excluding Scheduled      Premium or
 Series        Outstanding              Maturities          (Discount)
------------------------------------------------------------------------------
FIRST MORTGAGE BONDS
    A                 5,795,000               5,650,000             (22,422)
    B                 1,000,000               1,000,000              (3,300)
    V                40,000,000              40,000,000                   0
    W                         0                       0                   0
    X                90,000,000              90,000,000            (453,403)
    Y                55,000,000              55,000,000             (21,894)
    Z                45,000,000              45,000,000            (379,980)
   AA                         0                       0
   BB                80,000,000              80,000,000            (437,449)
                                                                          0
          ----------------------   ---------------------  ------------------
Sub-Totals         $316,795,000            $316,650,000         ($1,318,448)


 7.875%             110,000,000             110,000,000


POLLUTION CONTROL REVENUE BONDS
  1978A              13,520,000              13,070,000             (40,417)
  1991A              17,125,000              17,125,000                   0
  1991B              12,290,000              12,290,000                   0
  1992               53,500,000              53,500,000                   0
  1996               81,700,000              81,700,000            (323,982)
          ----------------------   ---------------------  ------------------
Sub-Totals         $178,135,000            $177,685,000           ($364,399)

------------------------------------------------------------------------------
TOTALS             $604,930,000            $604,335,000         ($1,682,847)
------------------------------------------------------------------------------



------------------------------------------------------------------------------

------------------------------------------------------------------------
         (R)                      (S)                      (T)
------------------------------------------------------------------------
         181                    189/257                 Book Value
     Unamortized              Unamortized               Including
       Fees and              Gain (Loss) on             Scheduled
       Expenses             Reacquired Debt             Maturities
------------------------------------------------------------------------

               33,682                        0                5,738,896
                4,873                        0                  991,827
              125,284                        0               39,874,716
                    0                        0                        0
              369,574                        0               89,177,023
              114,167                        0               54,863,939
              374,978                        0               44,245,042
                    0                        0                        0
              655,355                        0               78,907,196

 ---------------------    ---------------------    ---------------------
           $1,677,913                       $0             $313,798,639


            3,423,615                                       106,576,385





               65,350                        0               13,414,233
              218,093                        0               16,906,907
              130,619                        0               12,159,381
              702,097                        0               52,797,903
            1,542,829                        0               79,833,189
 ---------------------    ---------------------    ---------------------
           $2,658,988                       $0             $175,111,613

------------------------------------------------------------------------
           $7,760,516                       $0             $595,486,637
------------------------------------------------------------------------






------------------------------------------------------------------------

                                                                   Exhibit WGH-3
                                                                     Page 1 of 1

                       SOUTHWESTERN ELECTRIC POWER COMPANY
                 BLENDED COST OF CAPITAL FOR COMBINED SWEPCO AND
                     SWEPCO TEXAS EDC AFTER ASSET TRANSFER
                             AS OF DECEMBER 31, 2000

                                              (A)             (B)              (C)
                                                      BEFORE ASSET TRANSFER
                                          ---------------------------------------------
                                                                             Cost of
                                             Amount            %             Capital
                                          ---------------------------------------------
                                            (000's)
---------------------------------------------------------------------------------------------
SWEPCO INTEGRATED UTILITY
Common Stock Equity                             676,656           48.27%           11.10%
Preferred Stock                                   2,697            0.19%           12.83%
Long-term Debt                                  722,438           51.54%            7.93%
                                         ------------------------------------------------
     Total                                    1,401,791          100.00%
                                         ===============================
Short-term Debt



WACC                                                                                9.47%
                                                                              ===========
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
SWEPCO Texas EDC

Common Stock Equity
Preferred Stock
Long-term Debt

     Total

WACC

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
BLENDED SWEPCO AFTER ASSET TRANSFER
Common Stock Equity
Preferred Stock
Long-term Debt

     Total

BLENDED WACC

---------------------------------------------------------------------------------------------

        (D)                  (E)             (F)              (G)
                                   AFTER ASSET TRANSFER
                        -------------------------------------------------
      Capital                                               Cost of
     Reductions            Amount             %             Capital
   --------------       -------------------------------------------------
      (000's)              (000's)
-------------------------------------------------------------------------

          (180,000)            496,656           46.32%           11.10%
                                 2,697            0.25%           12.83%
          (150,000)            572,861           53.43%            8.13%
   ----------------      -----------------------------------------------
          (330,000)          1,072,214          100.00%
                         ==============================
          (127,590)
   ----------------
          (457,590)
   ================
                                                                   9.52%
                                                           =============
-------------------------------------------------------------------------

-------------------------------------------------------------------------


                               183,036           40.00%           11.25%
                                     -            0.00%            0.00%
                               274,554           60.00%            8.12%
                         -----------------------------------------------
                               457,590          100.00%
                         ==============================
                                                                   9.37%
                                                           =============
-------------------------------------------------------------------------

-------------------------------------------------------------------------

                               679,692           44.43%           11.14%
                                 2,697            0.18%           12.83%
                               847,415           55.39%            8.13%
                         -----------------------------------------------
                             1,529,804          100.00%
                         ==============================
                                                                   9.47%
                                                           =============
-------------------------------------------------------------------------

                                   BEFORE THE

                      LOUISIANA PUBLIC SERVICE COMMISSION

                               LPSC DOCKET NOS. U-21453,
                         U-20925, U-22092 (SUBDOCKET C)



                     SOUTHWESTERN ELECTRIC POWER COMPANY'S

                            BUSINESS SEPARATION PLAN



                              DIRECT TESTIMONY OF

                                WENDY G. HARGUS



                                      FOR

                      SOUTHWESTERN ELECTRIC POWER COMPANY



                                 SEPTEMBER 2001






DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                TESTIMONY INDEX

SUBJECT                                                                    PAGE

I. INTRODUCTION...............................................................3
II. PURPOSE OF TESTIMONY......................................................6
III. CAPITAL STRUCTURE AND COST OF CAPITAL....................................6
IV. OTHER FINANCIAL ISSUES...................................................14



                                    EXHIBITS

EXHIBIT WGH-1                       SWEPCO Weighted Cost of Capital at
                                      December 31, 2000
EXHIBIT WGH-2                       SWEPCO Pro Forma Weighted Cost of Capital
EXHIBIT WGH-3                       Blended Cost of Capital for Combined
                                      SWEPCO and SWEPCO Texas EDC after
                                      Asset Transfer




DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1                                 BEFORE THE

 2                     LOUISIANA PUBLIC SERVICE COMMISSION

 3                          LPSC DOCKET NOS. U-21453,
 4                       U-20925, U-22092 (SUBDOCKET C)

 5

 6                     SOUTHWESTERN ELECTRIC POWER COMPANY'S

 7                           BUSINESS SEPARATION PLAN

 8

 9                             DIRECT TESTIMONY OF

10                               WENDY G. HARGUS

11

12                                     FOR

13                     SOUTHWESTERN ELECTRIC POWER COMPANY

14

15                               SEPTEMBER 2001

16

17                               I. INTRODUCTION

18   Q.   PLEASE STATE YOUR NAME AND BUSINESS ADDRESS.

19   A.   My name is Wendy G. Hargus. My business address is 1616 Woodall Rodgers

20        Freeway, Dallas, Texas 75202.

21        BY WHOM ARE YOU EMPLOYED AND IN WHAT CAPACITY?

22        I am employed by American Electric Power Service Corporation (AEPSC), a

23        subsidiary of American Electric Power Company, Inc. (AEP) as Assistant Treasurer

DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        and Vice President, Treasury Operations of AEP and its subsidiaries including

 2        Southwestern Electric Power Company (SWEPCO or Company). Prior to the merger

 3        with AEP, I was Treasurer of Central and South West Corporation (CSW) and its

 4        subsidiaries.

 5   Q.   PLEASE DESCRIBE YOUR RESPONSIBILITIES IN YOUR PRESENT

 6        POSITION WITH THE COMPANY.

 7   A.   As AEP's Assistant Treasurer, I am responsible for treasury operations including

 8        short-term funding and cash management. In addition, I will continue to be involved

 9        in the completion of the required structural and functional unbundling

10        of the former CSW subsidiaries.

11   Q.   PLEASE GIVE A BRIEF STATEMENT OF YOUR PROFESSIONAL AND

12        EDUCATIONAL QUALIFICATIONS.

13   A.   I have a Bachelor of Business Administration degree with a concentration in

14        Accounting from McMurry University and a Master of Science degree with a

15        concentration in Accounting from Texas Tech University.

16             I have worked for the AEP and CSW for 21 years in a variety of positions in

17        the finance and accounting areas. I began at West Texas Utilities Company (WTU)

18        with responsibility for financial planning and analysis. While at WTU I also held the

19        positions of Assistant to the Treasurer with additional responsibilities of testimony

20        preparation for rate filing applications and issuance of long-term debt and preferred

21        stock, and Assistant to the Controller with responsibility for all financial reporting,

22        planning and analysis for the company.


DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1             In 1986, I transferred to Central and South West Services, Inc. (CSWS) in the

 2        Financial Accounting area and was responsible for preparing consolidated financial

 3        statements for CSW and benefit plan accounting. I have also held positions as

 4        Strategic Planning Analyst, Director of Investor Relations, Director of Strategic

 5        Planning and Controller for CSW. Until June 2000, I was Treasurer for CSW and its

 6        subsidiaries. As a result of the merger with AEP, I am Assistant Treasurer for AEP

 7        and its subsidiaries, including SWEPCO.

 8             I am a Certified Public Accountant licensed to practice in the State of Texas

 9        and a member of the American Institute of Certified Public Accountants, the Texas

10        Society of Certified Public Accountants, the American Women's Society of Certified

11        Public Accountants, the Association for Financial Professionals and the Financial

12        Executives Institute.

13   Q.   HAVE YOU PREVIOUSLY FILED TESTIMONY?

14   A.   Yes. I have filed testimony in the following cases in Texas: Docket Nos. 22352,

15        22353 and 22354, the unbundled cost of service filings for the three AEP operating

16        companies in Texas; and Docket No. 21953, the business separation plan in Texas. I

17        also testified in Docket No. 21528, CPL's stranded cost securitization filing and in

18        Docket No. 12700, the CSW/El Paso Electric merger.

19   Q.   DO YOU HAVE ANY EXHIBITS TO YOUR TESTIMONY THAT YOU

20        SPONSOR IN THIS FILING?

21   A.   Yes. I sponsor the following exhibits:

22        EXHIBIT WGH-1   SWEPCO Weighted Cost of Capital at December 31, 2000


DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        EXHIBIT WGH-2      SWEPCO Pro Forma Weighted Cost of Capital

 2        EXHIBIT WGH-3      Blended Cost of Capital for Combined SWEPCO and

 3                           SWEPCO Texas EDC after Asset Transfer

 4   Q.   ARE THE TESTIMONY AND THE RELATED EXHIBITS TRUE AND

 5        CORRECT TO THE BEST OF YOUR KNOWLEDGE AND BELIEF?

 6   A.   Yes, they are.

 7

 8                                    II. PURPOSE OF TESTIMONY

 9   Q.   PLEASE DESCRIBE THE PURPOSE OF YOUR TESTIMONY.

10   A.   The purpose of my testimony is to describe the financial aspects of SWEPCO's

11        proposed business separation plan. I will discuss the impact of SWEPCO's proposed business

12        separation plan on SWEPCO's capital structure and cost of capital. In addition,

13        I will discuss the treatment of SWEPCO's existing securities.

14

15                            III. CAPITAL STRUCTURE AND COST OF CAPITAL

16   Q.   PLEASE DESCRIBE THE EXISTING CAPITAL STRUCTURE AND BOND

17        RATINGS OF SWEPCO.


DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1   A.   Shown below are the historical capital structures and current bond ratings for

 2        SWEPCO:
                                     Year         Year         Year
                                    Ended        Ended        Ended      Average
                                 12/31/00     12/31/99     12/31/98     98 to 00
                                 --------     --------     --------     --------
               Common Equity        48.3%        52.3%        50.9%       50.5%
               Preferred Stock       0.2%         0.3%         0.3%        0.3%
               Long-Term Debt       51.5%        47.4%        48.8%       49.2%
                                   ------       ------       ------      ------
                 Total             100.0%       100.0%       100.0%      100.0%


 3        SENIOR SECURED BOND RATINGS
 4        S&P       MOODY'S     FITCH/D&P
 5         A          A1            A+

 6   Q.   WHAT IS SWEPCO'S CAPITAL STRUCTURE GOAL?

 7   A.   AEP's goal is to manage the capital structures and financial performance of its utility

 8        subsidiaries to maintain strong bond ratings. AEP targets capital structures that help

 9        our subsidiaries maintain these ratings, so as to minimize capital costs.

10   Q.   WILL ANY OF SWEPCO'S OUTSTANDING DEBT OR PREFERRED STOCK

11        HAVE TO BE RETIRED AS A RESULT OF THE ASSET TRANSFERS

12        NECESSARY TO COMPLY WITH TEXAS RESTRUCTURING

13        REQUIREMENTS?

14   A.   Yes. A portion of SWEPCO's existing securities will be retired as part of this

15        transaction. When SWEPCO transfers Texas transmission and distribution (T &D)

16        assets to the SWEPCO Texas Energy Delivery Company (SWEPCO Texas EDC), the

17        SWEPCO Texas EDC will transfer cash equal to the total capitalization of those assets

18        to SWEPCO. That cash will be used to retire a portion of SWEPCO's current debt

19        and common equity, generally in the same proportion as the existing capital structure.


DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        However, SWEPCO's Texas T&D assets make up a small enough portion of

 2        SWEPCO's total assets so that they can be transferred without violating any of the

 3        restrictive covenants of SWEPCO's securities. In other words, the transfer of assets

 4        will not require SWEPCO to retire all of its existing first mortgage bonds and

 5        pollution control bonds.

 6   Q.   WHAT WILL BE THE IMPACT ON SWEPCO'S CAPITAL STRUCTURE AND

 7        COST OF CAPITAL AS A RESULT OF STRUCTURAL UNBUNDLING

 8        REQUIRED IN TEXAS?

 9   A.   It is not possible at this time to precisely know the impact on SWEPCO's capital

10        structure and cost of capital. EXHIBITS WGH-l and WGH-2 show the expected

11        minimal impact on the capital structure and weighted average cost of capital (WACC)

12        of SWEPCO as a result of structural unbundling in Texas. As shown in EXHIBIT

13        WGH-2 the transfer of Texas T&D assets from SWEPCO to SWEPCO Texas EDC

14        will result in the retirement of a portion of both the existing debt and equity supporting

15        those assets. SWEPCO plans to retire capital in the most prudent manner so that there

16        will be virtually no change from its then current capital structure mix or cost of capital.

17   Q.   WHAT CAPITAL DO YOU EXPECT TO RETIRE AS A RESULT OF THE

18        ASSET TRANSFER?

19   A.   SWEPCO currently expects to retire a combination of debt and equity to minimize the

20        impact on capital structure and cost of capital. There are a number of factors to

21        consider when determining which of the multiple debt issues to retire. Overall cost is

22        the primary factor that will be used to determine which securities to retire. Overall


DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        cost includes any one-time transaction costs required to retire securities (such as call

 2        premiums or the cost to tender or defease). These one-time costs are sometimes very

 3        large and are impacted by the then current debt markets. In order to minimize the

 4        cost of restructuring, SWEPCO expects to retire only unsecured debt and short-term

 5        debt that can be redeemed without one-time transaction costs (as shown in EXHIBIT

 6        WGH-2).

 7   Q.   HOW DID YOU DETERMINE THAT THERE WOULD BE ONLY MINIMAL

 8        IMPACT ON SWEPCO'S CAPITAL STRUCTURE AND WACC?

 9   A.   I used the existing December 31, 2000 capital structure and WACC to demonstrate

10        the costs both before and after the asset transfers. The table below shows SWEPCO's

11        last approved WACC in Docket No. U-23029-A and the estimated WACC before and

12        after the asset transfer:

          ---------------------------------------------------------------------
                                       WACC                Source
                                       ----                ------
          ---------------------------------------------------------------------
          Docket No. U-23029-A         9.61%       December 29, 1999 Order
          ---------------------------------------------------------------------
          Before Asset Transfer        9.47%            Exhibit WGH-1
          ---------------------------------------------------------------------
          After Asset Transfer         9.52%            Exhibit WGH-2
          ---------------------------------------------------------------------

13        The supporting detail and calculations are shown in EXHIBITS WGH-l and WGH-2

14        and demonstrate that there will be minimal impact on SWEPCO's capital structure and

15        WACC.

16   Q.   DESCRIBE SWEPCO'S CAPITAL STRUCTURE AND WACC BEFORE THE

17        ASSET TRANSFER.

18   A.   EXHIBIT WGH-1 presents the actual capital structure and WACC as of December

19        31, 2000 before the asset transfer. The summary table on page 1 provides the

20        calculation for the actual WACC of 9.47% and pages 2-5 provide the detail for the

DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        actual cost of debt and preferred stock. The cost of equity used for this calculation is

 2        the last allowed return on equity approved by the Louisiana Public Service

 3        Commission in Docket No. U-23029-A.

 4   Q.   HOW DID YOU ESTIMATE THE PRO FORMA WACC AFTER ASSETS ARE

 5        TRANSFERRED TO THE SWEPCO TEXAS EDC?

 6   A.   The detailed calculations are presented in EXHIBIT WGH-2. To estimate the pro

 7        forma WACC after the asset transfer, I used the estimated total capitalization of

 8        $457.6 million (as presented in Attachment H-8 of the July 24, 2001 FERC filing in

 9        Docket No. EC01-130-000. This amount is an estimate and is subject to change as

10        the actual amounts to transfer are finalized) as the amount of capital necessary to be

11        retired. The only long-term debt that can currently be retired without one-time

12        transaction costs is the $150 million floating rate note. Accordingly, long-term debt

13        was reduced by $150 million and equity was reduced by $180 million. The remainder

14        was used to pay down short-term debt.

15             These reductions result in minimal change in capital structure and WACC. The

16        capital structure ratios change slightly as a result of these changes with a 48% equity

17        ratio before the asset transfers and 46% after the asset transfers. The cost of debt

18        increases slightly from 7.93% to 8.13% as a result of these changes, but the overall

19        WACC only changes by a very minimal amount as can be seen in the comparison table

20        on the previous page.

21   Q.   WHY IS THE WEIGHTED COST OF DEBT PROJECTED TO INCREASE

22        SLIGHTLY WHEN YOU RETIRE THE ESTIMATED AMOUNT OF DEBT?


DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1   A.   The weighted cost of debt can be impacted by three factors: the interest rate of the

 2        debt issue retired; any one-time transaction costs of the debt issue retired; and the

 3        smaller remaining balance of debt. First, if the interest rate on the retired debt is lower

 4        than the average cost of debt, the new average cost of debt will increase. Likewise, if

 5        the interest rate on the retired debt is higher than the average cost of debt, the new

 6        average cost of debt will decrease. Second, if there are one-time costs to retire the

 7        securities, those costs are included in the unamortized loss on reacquired debt, and the

 8        overall cost of debt is also increased. Third, the amortization of the loss on reacquired

 9        debt and the unamortized balance become a larger percent of the reduced amount of

10        outstanding debt.

11             As shown in EXHIBIT WGH-2, the weighted cost of debt is projected to

12        increase slightly from 7.93% to 8.12% as a result of the first and third reasons

13        described above - the interest rate on this debt is slightly under the average and the

14        resulting debt balance is smaller. None of the changes described results in a significant

15        change in the cost of debt or WACC as demonstrated in EXHIBIT WGH-2.

16   Q.   WILL SWEPCO'S PROJECTED CAPITAL STRUCTURE AND WACC CHANGE

17        OVER TIME?

18   A.   Yes. As mentioned above, as debt issues mature, they must be retired or replaced with

19        new securities which may be higher or lower cost depending on the financial markets

20        at the time. Also, any new capital needs must be financed with new securities and any

21        excess cash generated by operations will be used to retire securities and pay dividends.

22        All of these items are part of ongoing operations and will impact the capital structure


DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        and WACC over time. In the past, SWEPCO has done a good job of managing its

 2        capital structure and WACC and has taken advantage of good financial markets by

 3        refinancing higher cost securities to reduce the overall capital costs. EXHIBIT WGH-

 4        2 simply provides an estimate of the WACC at a point in time. In the normal course of

 5        business, this cost will change over time as the Company's capitalization and securities

 6        outstanding change.

 7   Q.   IS SWEPCO'S WEIGHTED COST OF PREFERRED STOCK IMPACTED BY

 8        THE ASSET TRANSFER?

 9   A.   No, the weighted cost of preferred stock is not affected by the asset transfer because

10        the amount of preferred stock outstanding does not change. The calculation of the

11        weighted cost of preferred stock is shown in EXHIBIT WGH-1, pages 2 and 3.

12   Q.   WHAT WILL BE THE REGULATED WACC FOR THE NEW SWEPCO TEXAS

13        EDC?

14   A.   The settlement order in the SWEPCO Texas EDC Unbundled Cost of Service

15        proceeding mandates that the cost of capital be based on a capital structure of 60%

16        debt and 40% equity for Texas regulatory purposes. The allowed return on equity is

17        11.25% and the cost of debt is 8.12%. These requirements result in the following

18        WACC:

DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

1
2                         Capital                        Weighted
3                         Structure         Cost         Cost
                          ---------         ----         ----
4              Equity     40%               11.25%       4.50%
5              Debt       60%                8.12%       4.87%
                          ----                           -----
6              Total      100%                           9.37%
                          ====                           =====

 7   Q.   HOW DOES THIS COMPARE TO THE WACC FOR THE REMAINING

 8        INTEGRATED SWEPCO?

 9   A.   The regulated WACC for the SWEPCO Texas EDC of 9.37% is lower than the

10        WACC expected for the remaining integrated SWEPCO of 9.52% outlined earlier in

11        this testimony primarily because of the lower percentage of equity in the SWEPCO

12        Texas EDC approved capital structure. There are also slight differences in the cost of

13        debt and the cost of equity that impact the calculated WACC.

14   Q.   WILL THE ACTUAL CAPITAL STRUCTURE AND COST OF CAPITAL FOR

15        THE NEW SWEPCO TEXAS EDC BE THE SAME AS THE STRUCTURE

16        APPROVED BY THE PUBLIC UTILITY COMMISSION OF TEXAS (PUCT)?

17   A.   Not necessarily. However, when the new company is financed we will attempt to

18        balance the requirements to maintain solid credit quality with the 60% debt ratio

19        required by the PUCT. One of the overall goals for the SWEPCO Texas EDC will be

20        to minimize the cost of capital while maintaining good credit quality. Over time we

21        would expect that SWEPCO Texas EDC's actual financing would be able to reach the

22        capital structure required by the PUCT. In addition, the actual cost of debt will also

23        differ from the approved amount depending on the capital market conditions when we

24        actually issue the new debt.

25   Q.   FOR THE PURPOSE OF SETTING TOTAL TRANSMISSION COSTS FOR


DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        SWEPCO'S TRANSMISSION ASSETS, WHAT COST OF CAPITAL SHOULD

 2        BE CONSIDERED?

 3   A.   Mr. Potter's testimony explains that total transmission costs are determined by

 4        combining the transmission of SWEPCO and SWEPCO Texas EDC. The cost of

 5        capital that will be used is a blended cost of capital for the two companies. The table

 6        below and EXHIBIT WGH-3 show the current estimate for the blended cost for the

 7        combined capital of the remaining integrated SWEPCO and SWEPCO Texas EDC.

 8        As you can see, the blended WACC is equal to the WACC for SWEPCO before the

 9        asset transfer.

10                                              WACC
11        Before Asset Transfer:                ----
12             SWEPCO                           9.47%

13        After Asset Transfer:

14             SWEPCO                           9.52%
15             SWEPCO Texas EDC                 9.37%
16             SWEPCO Total (Blended)           9.47%

17

18                                  IV. OTHER FINANCIAL ISSUES

19   Q.   WILL SWEPCO ALLOCATE DEBT BETWEEN REGULATED AND

20        UNREGULATED ENTITIES?

21   A.   No, SWEPCO does not anticipate the need to allocate any of its current outstanding

22        debt or preferred stock to any other affiliated entities. SWEPCO will remain an

23        integrated electric utility in order to continue to meet its obligation to serve in

24        Louisiana. The business separation plan will result in the transfer of Texas T&D assets

25        to the SWEPCO Texas EDC. SWEPCO will retain its generation assets and


DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        substantially all of its outstanding capital. As mentioned above, as a result of the

 2        transfer of the Texas T&D assets, the total amount of capital outstanding at SWEPCO

 3        is expected to be reduced by retiring specific securities.

 4   Q.   PLEASE SUMMARIZE YOUR TESTIMONY.

 5   A.   SWEPCO's proposed business separation plan will not materially impact SWEPCO's

 6        Louisiana retail customers. As discussed above, SWEPCO will remain an integrated

 7        electric utility serving in Louisiana and will retain most of its outstanding debt and

 8        preferred securities. The only capital structure impact will be the transfer of Texas

 9        T&D assets to the SWEPCO Texas EDC and the resulting retirement of a portion of

10        SWEPCO's outstanding debt and common equity.

11   Q.   DOES THIS CONCLUDE YOUR DIRECT TESTIMONY?

12   A.   Yes, it does.


DOCKET NOS. U-21453, U-20925,                                   WENDY G. HARGUS
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                   BEFORE THE

                       LOUISIANA PUBLIC SERVICE COMMISSION

                            LPSC DOCKET NOS. U-21453,
                         U-20925, U-22092 (SUBDOCKET C)

                      SOUTHWESTERN ELECTRIC POWER COMPANY'S

                            BUSINESS SEPARATION PLAN

                               DIRECT TESTIMONY OF

                                  CHRIS POTTER

                                     FOR

                       SOUTHWESTERN ELECTRIC POWER COMPANY

                                 SEPTEMBER 2001




DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                TESTIMONY INDEX

SUBJECT                                                                     PAGE

1.   INTRODUCTION ..........................................................   3

II.  PURPOSE OF TESTIMONY ..................................................   5

III. COST ALLOCATION ISSUES ................................................   6

IV.  CONCLUSION ............................................................  14








DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1                                             BEFORE THE

 2                                LOUISIANA PUBLIC SERVICE COMMISSION

 3                                     LPSC DOCKET NOS. U-21453,
 4                                   U-20925, U-22092 (SUBDOCKET C)

 5

 6                               SOUTHWESTERN ELECTRIC POWER COMPANY'S

 7                                      BUSINESS SEPARATION PLAN

 8

 9                                        DIRECT TESTIMONY OF

10                                            CHRIS POTTER

11

12                                                FOR

13                                SOUTHWESTERN ELECTRIC POWER COMPANY

14

15                                           SEPTEMBER 2001

16

17                                        I. INTRODUCTION

18   Q.   WOULD YOU PLEASE STATE YOUR NAME, POSITION, AND BUSINESS

19        ADDRESS?

20   A.   My name is Chris Potter. My position is Principal Regulatory Consultant in the

21        Regulated Pricing & Analysis department for American Electric Power Service

22        Corporation (AEPSC), a subsidiary of American Electric Power Company, Inc.



DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        (AEP). My business address is Williams Tower II, Two West Second Street, Tulsa,

 2        Oklahoma (74103-3102.)

 3   Q.   WHAT ARE YOUR PRINCIPAL AREAS OF RESPONSIBILITY AS PRINCIPAL

 4        REGULATORY CONSULTANT?

 5   A.   My responsibilities as Principal Regulatory Consultant are to manage pricing and

 6        costing resources for rate cases, regulatory filings and rulemakings, as well as provide

 7        pricing and costing services to AEP and its subsidiary electric utility operating

 8        companies in the areas of regulatory analysis, cost-of-service studies and rate design. I

 9        am also responsible for assisting the AEP electric utility operating subsidiaries in the

10        preparation and coordination of filings before the Louisiana Public Service

11        Commission (LPSC or Commission), the Arkansas Public Service Commission

12        (APSC), the Federal Energy Regulatory Commission (FERC), the Oklahoma

13        Corporation Commission (OCC), and the Public Utility Commission of Texas

14        (PUCT).

15   Q.   WHAT IS YOUR EDUCATIONAL AND PROFESSIONAL BACKGROUND?

16   A.   I received my Bachelor of Business Administration degree from Corpus Christi State

17        University (CCSU). While attending CCSU I was employed by Central Power and

18        Light Company (CPL) as an intern in the Budgeting section of Accounting. In

19        November of 1991 I accepted the position of General Ledger coordinator for CPL.

20        My duties as General Ledger coordinator included monthly closing of CPL's financial

21        books, preparation of external financial statements and implementation of various

22        mainframe systems used in the day to day operations of CPL. In July of 1994 I


DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1        transferred to Central and South West Services, Inc. (CSWS), as the Closing

 2        Coordinator of CPL and Southwestern Electric Power Company (SWEPCO or

 3        Company). In February of 1995 I was promoted to Accounting Consultant for CSWS

 4        but maintained the same Closing Coordinator responsibilities. In March of 1995 I

 5        transferred to the CSWS Pricing/Costing department as a Pricing/Costing Consultant.

 6        In October of 1996 I was promoted to Project Manager in the Pricing/Costing

 7        department and in May of 1999 I was promoted to Senior Project Manager. In June

 8        of 2000, with the conclusion of the AEP/CSW merger, I accepted my current position

 9        as Principal Regulatory Consultant for AEP.

10   Q.   HAVE YOU PREVIOUSLY SPONSORED TESTIMONY BEFORE A

11        REGULATORY COMMISSION?

12   A.   Yes. I have sponsored testimony before the LPSC, APSC and PUCT for SWEPCO,

13        before the OCC for Public Service Company of Oklahoma (PSO) and, before the

14        PUCT for CPL and West Texas Utilities Company.

15

16                                   II. PURPOSE OF TESTIMONY

17   Q.   BRIEFLY OUTLINE THE PURPOSE OF YOUR TESTIMONY.

18   A.   My testimony addresses the potential impact to Louisiana ratepayers resulting from the

19        anticipated restructuring and deregulation in Texas with regard to the traditional cost

20        of service studies and the impact on jurisdictional and retail allocation factors.

21   Q.   WILL THE RESTRUCTURING IN TEXAS HAVE A MATERIAL IMPACT ON

22        THE LOUISIANA JURISDICTIONAL COST OF SERVICE STUDY?


DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1   A.   No. The Louisiana Commission has a legitimate concern to ensure compliance with

 2        Texas industry restructuring rules and regulations does not materially affect the costs

 3        SWEPCO incurs in providing services to the Louisiana jurisdiction. However, the

 4        SWEPCO Business Separation Plan (SWEPCO BSP) does not contemplate that

 5        SWEPCO's retail customers in Louisiana will be materially affected by the

 6        restructuring activities in Texas. The SWEPCO BSP allows the Company to

 7        implement restructuring in Texas without materially affecting the costs paid by

 8        SWEPCO's other retail jurisdictions.

 9

10                                 III. COST ALLOCATION ISSUES

11   Q.   HOW DID SWEPCO ALLOCATE PRODUCTION RELATED COSTS TO THE

12        JURISDICTIONS IN THE LAST LPSC RATE PROCEEDING?

13   A.   In SWEPCO's last cost of service study filed in Louisiana (Docket No. U-23029),

14        production demand related costs were allocated to the jurisdictions utilizing the Four

15        Coincident Peak (4CP) methodology. The 4CP methodology was also utilized in the

16        allocation of production costs in SWEPCO's last rate review before the APSC,

17        (Docket No. 98-339-U), as well as in the Unbundled Cost of Service proceeding

18        before the PUCT (Docket No. 22353).

19   Q.   HOW DID SWEPCO ALLOCATE NON-PRODUCTION RELATED COSTS TO

20        THE JURISDICTIONS IN THE LAST LPSC RATE PROCEEDING?

21   A.   In SWEPCO's last cost of service study filed in Louisiana, transmission demand

22        related costs were allocated to the jurisdictions utilizing the 4CP methodology.


DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

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
 1        Distribution related investment was directly assigned to the jurisdictions based on the

 2        physical location of the assets (situs basis). Customer related costs were allocated on

 3        the basis of either year-end number of customers or a weighted year-end number of

 4        customers. While many allocation factors are utilized in a cost of service study, these

 5        allocation factors allocate the vast majority of costs.

 6   Q.   WHY DID SWEPCO UTILIZE THESE JURISDICTIONAL ALLOCATION

 7        METHODOLOGIES IN THE LAST LOUISIANA COST OF SERVICE STUDY?

 8   A.   The 4 CP method used for production and transmission demand allocation accurately

 9        reflects the system peak demands that are considered in the planning and construction

10        of those facilities. The SWEPCO system load has consistently been characterized by

11        pronounced summer peak demands in the four summer months of June through

12        September. Therefore, it is most appropriate to allocate these costs based upon the 4

13        CP methodology. The situs basis for assigning distribution costs allows facilities

14        located in Louisiana to be directly assigned to the Louisiana jurisdiction, where the

15        facilities are actually located and utilized in the provision of distribution-related

16        services. Likewise, the situs basis ensures that distribution facilities not located in

17        Louisiana are assigned to either Texas or Arkansas and not to the Louisiana retail

18        customers. Customer-related costs vary with the number of customers served and

19        should therefore be allocated based upon the number of customers served.

20   Q.   HOW DOES THE PRODUCTION JURISDICTIONAL ALLOCATION

21        METHODOLOGY USED IN THE LAST SWEPCO LOUISIANA COST STUDY

22        CHANGE AS A RESULT OF THE UNBUNDLING INITIATIVES IN TEXAS?


DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                                 7
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
 1   A.   While the production allocation methodology does not change, as part of its BSP

 2        SWEPCO is proposing a one time allocation of the production related investment and

 3        costs (operation and maintenance, depreciation, etc.) between the regulated

 4        jurisdictions of Arkansas and Louisiana and the competitive Texas retail and wholesale

 5        jurisdictions.

 6   Q.   PLEASE EXPLAIN SWEPCO's PROPOSED FIXED ALLOCATION OF

 7        GENERATION RELATED COSTS.

 8   A.   As discussed in Sections 4.1.1 and 4.1.2 of the Unit Power Sales Agreement between

 9        SWEPCO and the AEP Power Marketing Affiliate (PMA) as filed in FERC Docket

10        No. ER01-2668-000 on July 24, 2001, the capacity assigned to the PMA will be based

11        on the 4CP calculation for the year 2000, the most recent data available. As discussed

12        above the 4CP allocation is consistent with the allocation methodology used in

13        SWEPCO's most recent rate reviews for all three of its retail jurisdictions. Based

14        upon the 2000 4CP data, regulated SWEPCO will be responsible for 45.54% of the

15        non-fuel related generation costs and the PMA will be responsible for the remaining

16        54.46% of those costs. SWEPCO proposes to freeze this allocation percentage for

17        future cost allocation purposes.

18   Q.   WHY IS IT APPROPRIATE TO SET THE ALLOCATION OF GENERATION

19        RELATED COSTS AND INVESTMENTS AS A FIXED PERCENTAGE FOR THE

20        TEXAS RETAIL AND WHOLESALE CUSTOMERS?

21   A.   By setting the allocation at a fixed percentage of SWEPCO's current generation

22        related assets the Louisiana and Arkansas retail customers will be isolated from the


DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                                 8
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
 1        effect competition may have on the demand for SWEPCO's generation facilities.

 2        Establishing the jurisdictional percentage split based on load data prior to retail

 3        competition will ensure that the Louisiana and Arkansas retail customers will not be

 4        responsible for any more nor any less than their fair share of SWEPCO's generation

 5        costs.

 6   Q.   PLEASE DISCUSS THE COMPANY'S PROPOSAL TO ALLOCATE NON-FUEL

 7        PRODUCTION-RELATED COSTS BETWEEN THE ARKANSAS AND

 8        LOUISIANA RETAIL JURISDICTIONS AND THE PMA.

 9   A.   As mentioned previously, the allocation of non-fuel production costs to the Louisiana

10        and Arkansas retail jurisdictions will be set at 45.54%. Likewise, 54.46% of total non-

11        fuel production costs will be assigned to the PMA. Until such time as either Arkansas

12        or Louisiana decides to implement competition, the jurisdictional allocation of 45.54%

13        of SWEPCO's total non-fuel production-related costs between the Arkansas and

14        Louisiana retail jurisdictions will be based on the 4CP methodology utilizing

15        appropriate test year load data. However, when either Arkansas or Louisiana

16        implements competition, SWEPCO will propose the same methodology for

17        determining the fixed percentage split for the assignment of non-fuel

18        production-related costs to the remaining regulated jurisdiction.

19   Q.   HOW WILL THE NON-PRODUCTION JURISDICTIONAL ALLOCATION

20        METHODOLOGIES USED IN THE LAST SWEPCO COST STUDY CHANGE AS

21        A RESULT OF THE UNBUNDLING INITIATIVES IN ARKANSAS AND

22        TEXAS?

DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                                 9
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
 1   A.   Industry restructuring should have minimal impact on the Company's non-production

 2        jurisdictional allocation methodologies. However, there may be instances where

 3        specific items can be directly assigned to a particular jurisdiction as a result of

 4        restructuring requirements. AEP witness John Aaron discusses the accounting

 5        changes resulting from restructuring in his direct testimony. SWEPCO intends to

 6        utilize the same or similar allocation methodologies, including those utilized to allocate

 7        costs between the retail and wholesale jurisdictions, used in the last LPSC filing unless

 8        direct assignment is available or cost causation changes. If the cost causation factors

 9        indicate that a change in allocation methodologies is warranted, SWEPCO will fully

10        support any such methodology change, which will be reviewed by the Commission in

11        SWEPCO's next rate filing. If a specific service is no longer provided in the Texas

12        jurisdiction as a result of restructuring, but continues to be provided to regulated

13        customers, the costs associated with that particular service will be directly assigned or

14        allocated to only the regulated jurisdictions. For example, if the SWEPCO Texas

15        Energy Delivery Company (SWEPCO Texas EDC) is no longer responsible for

16        issuing individual customer bills, the Company's expense incurred for postage

17        associated with mailing regulated customers' bills would be allocated only to the

18        remaining regulated jurisdictions.

19   Q.   WILL RETAIL CUSTOMERS CHOOSING DIFFERENT SUPPLIERS IN TEXAS

20        DUE TO INDUSTRY RESTRUCTURING MATERIALLY AFFECT THE

21        AMOUNT OF NON-PRODUCTION RELATED COSTS JURISDICTIONALLY

22        ALLOCATED TO THE LOUISIANA RETAIL CUSTOMERS?

DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                                10
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
 1   A.   No. Consistent with prior practice, SWEPCO proposes to continue to use the total

 2        loads in the current SWEPCO service territories in the development of its non-

 3        production jurisdictional allocation factors, regardless of whether a customer receives

 4        energy from SWEPCO or a Retail Energy Provider (REP) in Texas. Loads

 5        traditionally included in the development of the non-production jurisdictional

 6        allocation factors will still be accounted for in the development of these factors,

 7        regardless of whether a customer has a different supplier for their generation needs.

 8   Q.   WILL THE TRANSMISSION PORTION OF SWEPCO's COST STUDY CHANGE

 9        AS A RESULT OF RESTRUCTURING INITIATIVES IN OTHER

10        JURISDICTIONS?

11   A.   No. As discussed in the testimony of Mr. Baker, the SWEPCO transmission assets

12        and employees located in Texas will be transferred to the SWEPCO Texas EDC.

13        Also, as discussed in the testimony of Mr. John Aaron, the financial data from the

14        books of the SWEPCO Texas EDC and SWEPCO will be combined to obtain the total

15        transmission costs of the entire SWEPCO system. Combining the transmission

16        investments and costs will result in the calculation of total SWEPCO transmission

17        costs on a basis substantially the same as SWEPCO used in its last proceeding. As a

18        result, the potential for material effects on SWEPCO's jurisdictional allocation of

19        transmission-related costs to the Louisiana retail customers is minimized.

20   Q.   WILL THE ASSIGNMENT OF DISTRIBUTION-RELATED INVESTMENT TO

21        THE LOUISIANA JURISDICTION BE AFFECTED AS A RESULT OF

22        RESTRUCTURING EFFORTS IN OTHER JURISDICTIONS?


DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                                11
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
 1   A.   No. As discussed earlier in my testimony, SWEPCO jurisdictionally assigns

 2        distribution-related investment to each of the three states in which SWEPCO operates

 3        on a situs basis. Restructuring will not change the physical location of the distribution-

 4        related investments; and as such, there should be little change in the amount of

 5        distribution-related investment allocated to the Louisiana retail jurisdiction.

 6   Q.   WILL THERE BE AN EFFECT ON THE DISTRIBUTION-RELATED O&M

 7        EXPENSES ASSIGNED TO THE LOUISIANA JURISDICTION?

 8   A.   Yes. Previously, distribution-related O&M costs were allocated to the jurisdictions

 9        based on the respective plant accounts assigned to each jurisdiction. Because of

10        restructuring, certain O&M costs will now be directly assigned to the Texas

11        jurisdiction. As a result, the remaining O&M expenses will be allocated to the

12        Arkansas and Louisiana jurisdictions, consistent with past ratemaking treatment, based

13        upon the respective plant in each of the jurisdictions.

14   Q.   WILL GENERAL PLANT, ADMINISTRATIVE AND GENERAL COSTS, AND

15        OTHER COMMON COSTS CONTINUE TO BE ALLOCATED BASED UPON

16        THE METHODOLOGIES UTILIZED IN THE LAST LPSC FILING?

17   A.   Not necessarily. As a result of the restructuring initiatives, SWEPCO will be required

18        to keep more precise, jurisdictional-specific data to separate the bookkeeping of the

19        SWEPCO Texas EDC from the other SWEPCO jurisdictions. This separate

20        bookkeeping will allow SWEPCO to directly assign many of the costs, including

21        payroll and some O&M expenses to specific jurisdictions. Mr. Aaron discusses this

22        separation of costs in his direct testimony. If direct assignment is not available,

DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                                12
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
 1        SWEPCO intends to allocate these costs consistent with previously used

 2        methodologies unless cost causation principles support a change. If the cost causation

 3        factors indicate that a change in allocation methodologies is warranted, SWEPCO will

 4        fully support any such methodology change, which will be reviewed by the

 5        Commission in SWEPCO's next rate filing.

 6   Q.   WILL THE ALLOCATION OF COSTS TO THE LOUISIANA RETAIL

 7        CUSTOMERS CHANGE AS A RESULT OF RESTRUCTURING ACTIVITIES IN

 8        OTHER JURISDICTIONS?

 9   A.   No. Once the allocation of SWEPCO total company cost has been made to each of

10        the various jurisdictions, the same retail transmission and distribution allocation

11        methodologies used in the last LPSC filing would be used, unless the cost causation of

12        a particular item changes, requiring that a more appropriate allocator be used. If the

13        cost causation factors indicate that a change in allocation methodologies is warranted,

14        SWEPCO will fully support any such methodology change, which will be reviewed by

15        the Commission in SWEPCO's next rate filing.

16   Q.   WHAT WILL THE IMPACT BE TO THE LOUISIANA JURISDICTION AS A

17        RESULT OF THE PROPOSED CHANGES OUTLINED ABOVE?

18   A.   At this time, the exact dollar amount impact of the proposed changes in jurisdictional

19        allocation methodologies cannot be quantified. However, none of these allocation

20        methodologies changes are expected to have a material impact on the cost SWEPCO's

21        Louisiana retail customers will pay for electricity.


DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

 1   Q.   HOW DOES SWEPCO INTEND TO TREAT TRANSITION AND

 2        TRANSACTION COSTS RESULTING FROM RESTRUCTURING ACTIVITIES

 3        IN OTHER JURISDICTIONS?

 4   A.   It is the Company's intent to directly assign restructuring costs to the states that are

 5        implementing restructuring, thereby adhering to cost causation principles. Since

 6        Louisiana has not at this time determined that retail competition is in the public

 7        interest, no costs from restructuring activities will be allocated to the Louisiana

 8        jurisdiction, unless that cost provides a used and useful service to the Louisiana retail

 9        customers. If Louisiana implements competition for generation and other services in

10        the future, SWEPCO will allocate an appropriate amount of transition costs to the

11        Louisiana jurisdiction.

12

13                                        IV. CONCLUSION

14   Q.   WILL THE RATEPAYERS OF LOUISIANA BE MATERIALLY AFFECTED AS

15        A RESULT OF IMPLEMENTING COMPETITION IN OTHER SWEPCO

16        JURISDICTIONS?

17   A.   No. By establishing the jurisdictional percentage split on a pre-competition load basis

18        for generation related costs, Louisiana retail customers will be protected from any

19        effect competition might have on the jurisdictional allocation of SWEPCO's

20        generation related costs. It is SWEPCO's intent to allocate Louisiana retail customers

21        non-production related costs, except as discussed in earlier in my testimony, in the

DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY

                                                14
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
 1        same manner as if restructuring was not occurring in Texas. As a result, the effect on

 2        SWEPCO's Louisiana customers should be minimal.

 3   Q.   DOES THIS CONCLUDE YOUR DIRECT TESTIMONY?

 4   A.   Yes, it does.

                                                 15



DOCKET NOS. U-21453, U-20925,                                      CHRIS POTTER
U-22092 (SUBDOCKET C)                                          DIRECT TESTIMONY